                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                          SOUTHBOROUGH, MASSACHUSETTS

This Prospectus provides important information about the Scudder Gateway Elite variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") (in all jurisdictions except Hawaii and New
York). The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. As of the date of this Prospectus, the Company has ceased issuing new contracts except in connection with certain preexisting contractual plans and programs.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information ("SAI") dated May 1, 2013 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-782-8380. The Table of Contents of the SAI is listed on page 3 of this Prospectus. This Prospectus and the SAI can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

Separate Account KG is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this contract invests exclusively in shares of one of the following portfolios (certain funds may not be available in all states):

AIM VARIABLE INSURANCE FUNDS (INVESCO          DWS VARIABLE SERIES II (CLASS A)
VARIABLE INSURANCE FUNDS) (SERIES I SHARES)    DWS Diversified International Equity VIP
Invesco V.I. Utilities Fund                    DWS Small Mid Cap Value VIP
THE ALGER PORTFOLIOS (CLASS I-2)               DWS Global Income Builder VIP
Alger Balanced Portfolio                       DWS Global Growth VIP
Alger Capital Appreciation Portfolio           DWS Government & Agency Securities VIP
DWS VARIABLE INVESTMENT FUNDS                  DWS High Income VIP
DWS Equity 500 Index VIP                       DWS Large Cap Value VIP
DWS VARIABLE SERIES I (CLASS A)                DWS Money Market VIP
DWS Bond VIP                                   DWS Small Mid Cap Growth VIP
DWS Capital Growth VIP                         DWS Unconstrained Income VIP
DWS Core Equity VIP                            GOLDMAN SACHS VARIABLE INSURANCE TRUST
DWS Global Small Cap Growth VIP                (SERVICE SHARES)
DWS International VIP                          Goldman Sachs VIT Global Markets Navigator
                                               Fund

Effective November 15, 2010, no new payment allocations or transfers can be made to the Sub-Accounts that invest in the underlying funds listed below.

DREYFUS INVESTMENT PORTFOLIOS
Dreyfus IP MidCap Stock Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Dreyfus Socially Responsible Growth Fund, Inc.

You may contact our Service Office at 1-800-782-8380 to request any of the underlying funds that are available as investment options under your Contract.

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fixed Account, which is part of the Company's General Account, is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. Another investment option, the Guarantee Period Accounts, offers fixed rates of interest for specified periods ranging from 2 to 10 years. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account.)

                               DATED MAY 1, 2013

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................           4
SUMMARY OF FEES AND EXPENSES................................           6
SUMMARY OF CONTRACT FEATURES................................          10
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT AND THE
  UNDERLYING PORTFOLIOS.....................................          15
INVESTMENT OBJECTIVES AND POLICIES..........................          17
PERFORMANCE INFORMATION.....................................          21
DESCRIPTION OF THE CONTRACT.................................          23
  DISRUPTIVE TRADING........................................          23
  PAYMENTS..................................................          24
  RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY.............          25
  RIGHT TO CANCEL ALL OTHER CONTRACTS.......................          25
  TELEPHONE TRANSACTIONS PRIVILEGE..........................          26
  TRANSFER PRIVILEGE........................................          26
  AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING
    OPTION..................................................          27
  SURRENDER.................................................          27
  WITHDRAWALS...............................................          28
  DEATH BENEFIT.............................................          29
  THE SPOUSE OF THE OWNER AS BENEFICIARY....................          31
  ASSIGNMENT................................................          31
  ELECTING THE FORM OF ANNUITY AND ANNUITY DATE.............          32
  DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS............          32
  ANNUITY BENEFIT PAYMENTS..................................          34
  OPTIONAL ENHANCED EARNINGS RIDER..........................          35
  NORRIS DECISION...........................................          38
  COMPUTATION OF VALUES.....................................          38
CHARGES AND DEDUCTIONS......................................          39
  VARIABLE ACCOUNT DEDUCTIONS...............................          39
  CONTRACT FEE..............................................          40
  OPTIONAL RIDER CHARGE.....................................          40
  PREMIUM TAXES.............................................          41
  SURRENDER CHARGE..........................................          41
  WAIVER OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS
    CREDITED................................................          42
  TRANSFER CHARGE...........................................          44
GUARANTEE PERIOD ACCOUNTS...................................          45
FEDERAL TAX CONSIDERATIONS..................................          48
STATEMENTS AND REPORTS......................................          57
LOANS (QUALIFIED CONTRACTS ONLY)............................          57
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........          58
CHANGES TO COMPLY WITH LAW AND AMENDMENTS...................          59
VOTING RIGHTS...............................................          59
DISTRIBUTION................................................          59
LEGAL MATTERS...............................................          60
FURTHER INFORMATION.........................................          60
APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT........         A-1
APPENDIX B--SURRENDER CHARGES AND THE MARKET VALUE
  ADJUSTMENT................................................         B-1
APPENDIX C--THE DEATH BENEFIT...............................         C-1
APPENDIX D--CONDENSED FINANCIAL INFORMATION.................         D-1
APPENDIX E--DISCONTINUATION OF THE MINIMUM GUARANTEED
  ANNUITY PAYOUT (M-GAP) RIDER..............................         E-1

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY.............................           3
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
  COMPANY...................................................           4
SERVICES....................................................           4
UNDERWRITERS................................................           5
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT
  CALCULATION...............................................           6
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING)
  PROGRAM...................................................           7
PERFORMANCE INFORMATION.....................................           8
TAX-DEFERRED ACCUMULATION...................................          14
STATE PREMIUM TAX CHART.....................................          15
FINANCIAL STATEMENTS........................................          15
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE
  INSURANCE COMPANY AND SEPARATE ACCOUNT KG.................         F-1

                                 SPECIAL TERMS

ACCUMULATED VALUE: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a unit of measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Annuitant's
90th birthday.

ANNUITY UNIT: a unit of measure used to calculate the value of periodic annuity benefit payments under the Contract.

COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Commonwealth Annuity and Life Insurance Company.

CUMULATIVE EARNINGS: the Accumulated Value reduced by total payments not previously withdrawn.

FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT: an annuity payout option providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment to earnings in the Guarantee Period Account assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU): the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is the Annuitant.

SERVICE OFFICE: se(2a), Inc. (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se(2a)") provide administrative, accounting, and other services to the Company. The principal administrative offices of se(2a) are located at One Security Benefit Place Topeka, KS 66675,
Telephone 1-800-782-8380.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Portfolio.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any applicable Contract fee, surrender charge, rider charge and Market Value Adjustment.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Date to the next.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Portfolios is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, as well as each day otherwise required.

VARIABLE ACCOUNT: Separate Account KG, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company. Assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of certain of the Portfolios.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will incur directly or indirectly under the Scudder Elite Contract. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The purpose of the tables is to help you understand these various charges.

                                    TABLE I
                           OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE CONTRACT AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.

                                                           MAXIMUM CHARGE
                                                    ----------------------------
SURRENDER CHARGE(1):
(as a percentage of payments withdrawn)...........              7.0%

TRANSFER CHARGE(2):...............................       $0 on the first 12
                                                      transfers in a Contract
                                                        year. Up to $25 for
                                                       subsequent transfers.

       -------------------------------

       (1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any commutable period certain option or a noncommutable fixed period certain option of less than ten years. The charge is a percentage ranging from 7.0% to 2.0% of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period. For purposes of calculating the Surrender Charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from payments in the chronological order in which they were received.

COMPLETE YEARS FROM DATE OF PAYMENT                           CHARGE
-----------------------------------                          --------
Less than 1................................................    7.0%
Less than 2................................................    6.0%
Less than 3................................................    5.0%
Less than 4................................................    4.0%
Less than 5................................................    3.0%
Less than 6................................................    2.0%
Thereafter.................................................    0.0%

       (2) The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

                                    TABLE II
      PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING PORTFOLIO EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING PORTFOLIO:

ANNUAL CONTRACT FEE:(1).....................................    $ 35

ANNUAL VARIABLE SUB-ACCOUNT EXPENSES:
(on an annual basis as percentage of average daily net
assets)
    Mortality and Expense Risk Charge:......................    1.25%
    Administrative Expense Charge:..........................    0.15%
                                                                ----
    Total Annual Expenses:..................................    1.40%

OPTIONAL RIDER CHARGES:
  The charge on an annual basis as a percentage of the
    Accumulated Value is:
    Enhanced Earnings Rider.................................    0.30%
    Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider
      with a ten-year waiting period(2).....................    0.25%
    Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider
      with a fifteen-year waiting period(2).................    0.15%

       -------------------------------

       (1) During the accumulation phase, the fee is deducted annually and upon surrender when Accumulated Value is less than $50,000. The fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan.

       (2) If you elected one of the M-GAP riders prior to their discontinuance on 1/31/02, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each month and, if applicable, at termination. For more information about the M-GAP Rider, see "APPENDIX E--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER."

                                   TABLE III
          TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING PORTFOLIO'S FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING PORTFOLIOS.

The table below shows the actual minimum and maximum expenses of the Funds during 2012, prior to any waivers or reimbursements of fees and expenses. The levels of fees and expenses vary among the Underlying Portfolios, and may vary from year to year.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES            MINIMUM                    MAXIMUM
-----------------------------------------   -------------------------  -------------------------
Expenses that are deducted from             Annual charge of 0.35% of  Annual charge of 4.21%(1)
Underlying Portfolio assets, including      average daily net assets     of average daily net
management fees, distribution and/or                                            assets
service (12b-1) fees and other expenses.

------------------------

The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios expenses below specified limits. The expenses of certain Portfolios are reduced by contractual fee reduction and expense reimbursement arrangements. Other Portfolios may have voluntary fee reduction and/or expense reimbursement arrangements, which may be guaranteed for periods of up to a year or more or which may be terminated at any time.

(1) The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 29, 2014 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees.

HIGHEST AND LOWEST EXPENSES AFTER FEE REDUCTIONS AND EXPENSE
REIMBURSEMENTS. For the year ended December 31, 2012, the LOWEST Total Annual Fund Operating Expenses for all Funds, after all fee reductions and expense reimbursements, is 0.35%. There is no expense reduction or waiver in place, respectively, for this Fund. For the year ended December 31, 2012, the HIGHEST Total Annual Fund Operating Expenses for all Funds, after all fee reductions and expense reimbursements, is 1.06%. Through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at a ratio no higher than 0.94% for Class A and 1.19% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund's Board.

The Underlying Portfolio information is based on information provided by the Underlying Portfolios and is not independently verified by the Company.

EXAMPLES

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING PORTFOLIO FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

MAXIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the combination of optional riders with the maximum possible charges, which would be the Enhanced Earnings Rider with a charge of 0.30% annually and the Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period at a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:

                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                      --------   --------   --------   --------
Portfolio with the maximum total operating
  expenses..........................................   $1,204     $2,237     $3,248     $5,840

(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:

                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                      --------   --------   --------   --------
Portfolio with the maximum total operating
  expenses..........................................    $616      $1,827     $3,008     $5,840

MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:

                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                      --------   --------   --------   --------
Portfolio with the minimum total operating
  expenses..........................................    $796      $1,031     $1,268     $2,105

(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:

                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                      --------   --------   --------   --------
Portfolio with the minimum total operating
  expenses..........................................    $182       $563       $970      $2,105

                          SUMMARY OF CONTRACT FEATURES

This Summary does not contain all information that may be important. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.

WHAT IS THE SCUDDER GATEWAY ELITE VARIABLE ANNUITY?

The Scudder Gateway Elite variable annuity contract or certificate ("Contract") is an insurance contract designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

    - A customized investment portfolio;

    - Experienced professional portfolio managers;

    - Tax deferral on earnings;

    - Guarantees that can protect your beneficiaries during the accumulation phase; and

    - Income payments that you can receive for life.

WHAT HAPPENS IN THE ACCUMULATION PHASE?

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, you may allocate payments among the Sub-Accounts investing in the Underlying Portfolios (you may utilize up to seventeen Sub-Accounts at any one time, in addition to the DWS Money Market Portfolio), and, in most jurisdictions, the Guarantee Period Accounts, and the Fixed Account (collectively "the investment options"). You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Underlying Portfolios and any accumulations in the Guarantee Period and Fixed Accounts. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of the Annuitant's death. See discussion below, WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Underlying Portfolios, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

    - periodic payments for the Annuitant's lifetime;

    - periodic payments for the Annuitant's life and the life of another person selected by you;

    - periodic payments for the Annuitant's lifetime with any remaining guaranteed payments continuing to your beneficiary for ten years in the event that the Annuitant dies before the end of ten years;

    - periodic payments over a specified number of years (1 to 30); under the fixed version of this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option. Variable period certain options are automatically commutable.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner") and us, Commonwealth Annuity and Life Insurance Company. Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two also must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations, receive annuity benefit payments and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, subject to the minimum and maximum payment amounts outlined in "PAYMENTS" under DESCRIPTION OF THE CONTRACT.

WHAT ARE MY INVESTMENT CHOICES?

Prior to the Annuity Date, you may allocate payments among one or more of the Sub-Accounts investing in the Underlying Portfolios (up to a total of seventeen Sub-Accounts may be utilized at any one time, in addition to the DWS Money Market Portfolio) and, in most jurisdictions, the Guarantee Period Accounts, and the Fixed Account. Each Underlying Portfolio operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Portfolios to meet your particular investment needs. For a more detailed description of the Underlying Portfolios, see INVESTMENT OBJECTIVES AND POLICIES.

Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account, except in California where assets are held in the Company's General Account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company currently makes available nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the Account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the GPA after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.

The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account is guaranteed for one year from that date. For more information about the Fixed Account see APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Underlying Portfolios, the Guarantee Period Accounts, and the Fixed Account. Transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the DWS Money Market Portfolio, are utilized at one time. You will incur no current taxes on transfers while your money remains in the Contract. The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge, but reserves the right to assess a processing charge guaranteed never to exceed $25. See "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.

You also may elect at no additional charge Automatic Transfers (Dollar Cost Averaging) to gradually move money to one or more of the Underlying Portfolios or Automatic Account Rebalancing to ensure assets remain allocated according to your designated percentage allocation mix.

WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?

Before the annuity payout phase begins, you may surrender your Contract or make withdrawals at any time A 10% tax penalty may apply on all amounts deemed to be income if you are under age 59 1/2. Each calendar year you can take without a surrender charge the greatest of 100% of Cumulative Earnings, 15% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy if the Owner is a trust or other nonnatural person.) A 10% federal tax penalty may apply to all amounts deemed to be income if you are under age 59 1/2. Additional amounts may be withdrawn at any time but payments that have not been invested in the Contract for more than six years may be subject to a surrender charge. (A Market Value Adjustment, which may increase or decrease the value of your account, may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

In addition, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled. Also, except in New Jersey where not permitted by state law, you may withdraw money without a surrender charge if, after the Contract is issued, you are admitted to a medical care facility or diagnosed with a fatal illness. For details and restrictions, see "Reduction or Elimination of Surrender Charge and Additional Amounts Credited" under "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS.

WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the greatest of:

    - The Accumulated Value on the Valuation Date that the Company receives proof of death, and all necessary claim paperwork, increased by any positive Market Value Adjustment;

    - Gross payments, with interest compounding daily at an effective annual yield of 5% starting on the date each payment is applied, and continuing throughout your investments' entire accumulation phase, decreased proportionately to reflect withdrawals; or

    - The death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of:

(a) the Accumulated Value (increased by any positive Market Value Adjustment);
    or

(b) gross payments compounded daily at an effective annual yield of 5%.

The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;

(b) gross payments compounded daily at an effective annual yield of 5%; or

(c) the locked-in value of the death benefit at the first anniversary.

The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. The proportionate reduction is determined by multiplying the (b) or
(c) value immediately prior to the withdrawal by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal.

At the death of an Owner who is not also the Annuitant during the accumulation phase, the death benefit will equal the Contract's Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment.

If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "DEATH BENEFIT."

In addition, if you elected the optional Enhanced Earnings Rider at issue, additional amounts may be payable to your beneficiary if the Annuitant dies prior to the Annuity Date. For a detailed discussion of the benefits under the Enhanced Earnings Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value on a Contract anniversary or upon surrender is less than $50,000, the Company will deduct a $35 Contract Fee (a lower fee of $30 may apply in some states) from the Contract. There will be no Contract fee if the Accumulated Value is $50,000 or more. The Contract fee is currently waived for a Contract issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity options, you may be subject to a surrender charge. If applicable, this charge will be between 2% and 7% of payments withdrawn, based on when the payments were originally made.

Depending upon the state in which you live, a deduction for state and local premium taxes, if any, may be made as described in "PREMIUM TAXES" under CHARGES AND DEDUCTIONS.

The Company will deduct, on a daily basis, an annual Mortality and Expense Risk Charge and Administrative Expense Charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Underlying Portfolio. The Underlying Portfolios will incur certain management fees and expenses described more fully in the prospectuses of the Underlying Portfolios which accompany this Prospectus. These charges vary among the Underlying Portfolios and may change from year to year.

If you elected the optional Enhanced Earnings Rider, a separate monthly charge is deducted from the Contract's Accumulated Value. For specific information regarding charges, see "OPTIONAL RIDER CHARGE" under CHARGES AND DEDUCTIONS.

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. There may be a longer period in certain states; see the "Right to Examine" provision on the cover of your Contract.

If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted). However, if state law requires or if your Contract was issued as an Individual Retirement Annuity (IRA) you will generally receive a refund of your entire payment. In certain states, this refund may be the greater of
(1) your entire payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted. See "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY" and "RIGHT TO CANCEL ALL OTHER CONTRACTS" under DESCRIPTION OF THE CONTRACT.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

    - You may assign your ownership to someone else, except under certain qualified plans; see FEDERAL TAX CONSIDERATIONS.

    - You may change the beneficiary, unless you have designated a beneficiary irrevocably.

    - You may change your allocation of payments.

    - You may make transfers among your accounts prior to the Annuity Date without any tax consequences.

    - You may cancel your Contract within ten days of delivery (or longer if required by state law).

                DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT
                         AND THE UNDERLYING PORTFOLIOS

THE COMPANY. Unless otherwise specified, any reference to the "Company" refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400

The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a direct subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 200 West Street, New York, NY 10282. Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company.

Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group. Goldman Sachs (together with the its employees) owns a total of approximately 25% of the outstanding ordinary shares of Global Atlantic Financial Group and unaffiliated investors, none of whom own more than 9.9%, own the remaining 75% of the outstanding ordinary shares. The registered office of Global Atlantic Financial Group is located at 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

At this time, the Company is relying on an exemption from the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), as provided by Rule 12h-7 under the Securities Exchange Act, to avoid any such periodic reporting obligation. We reserve the right to stop relying on this exemption at any time.

THE VARIABLE ACCOUNT. The Company maintains a separate investment account called Separate Account KG (the "Variable Account"). The Variable Account of Separate Account KG was authorized by vote of the Board of Directors of the Company on June 13, 1996. Each Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts by the SEC.

The Variable Account is a separate investment account of the Company. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. The Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of the Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains, or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company. Subject to the provisions of the Contract, units of the Sub-Accounts are offered on a continuous basis.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. The Company also offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition, the Variable

Account may invest in other underlying portfolios which are not available to the Contracts described in this Prospectus.

UNDERLYING PORTFOLIOS. Each Sub-Account invests in a corresponding investment portfolio ("Underlying Portfolio") of an open-end management investment company. The Underlying Portfolios available through this contract are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the Underlying Portfolios may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Portfolios are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Portfolios and any similarly named publicly traded mutual fund may differ substantially.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Portfolios is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING PORTFOLIOS AND OTHER RELEVANT INFORMATION REGARDING THE PORTFOLIOS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING PORTFOLIOS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST.

Certain Underlying Portfolios have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the Underlying Portfolio prospectuses along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved. In some states, insurance regulations may restrict the availability of particular Portfolios.

There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved or that the value of the Contract will equal or exceed the aggregate amount of payments made under the Contract. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I
SHARES)
ADVISER: INVESCO ADVISORS, INC.

INVESCO V.I. UTILITIES FUND--The Fund's investment objective is long-term growth of capital and secondarily, current income.

THE ALGER PORTFOLIOS (CLASS I-2)
ADVISER: FRED ALGER MANAGEMENT, INC.

ALGER BALANCED PORTFOLIO--seeks current income and long-term capital appreciation.

ALGER CAPITAL APPRECIATION PORTFOLIO--seeks long-term capital appreciation.

DWS INVESTMENT VIT FUNDS
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

DWS EQUITY 500 INDEX VIP--The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500-Registered Trademark- Index"), which emphasizes stocks of large U.S. companies. Under normal circumstances, the fund intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500-Registered Trademark- Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500-Registered Trademark- Index. Northern Trust Investments, Inc. ("NTI"), is the subadvisor for the fund.

DWS VARIABLE SERIES I
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

DWS BOND VIP--The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

DWS CAPITAL GROWTH VIP--The fund seeks to provide long-term growth of capital. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500-Registered Trademark- Index (generally 500 of the largest companies in the U.S.) or the Russell 1000-Registered Trademark- Growth Index

(generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios).

DWS CORE EQUITY VIP--The fund seeks long-term growth of capital, current income and growth of income. Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large U.S. companies. Portfolio management may favor securities from different industries and companies at different times. QS Investors, LLC ("QS Investors"), is the subadvisor for the fund.

DWS GLOBAL SMALL CAP GROWTH VIP--The fund seeks above-average capital appreciation over the long term. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index).

DWS INTERNATIONAL VIP--The fund seeks long-term growth of capital. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

DWS VARIABLE SERIES II
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP--The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. In addition to common stock, other securities with equity characteristics include preferred stock, convertible securities, warrants and exchange-traded funds (ETFs). QS Investors, LLC ("QS Investors"), is the subadvisor for the fund.

DWS GLOBAL INCOME BUILDER VIP--The fund seeks to maximize income while maintaining prospects for capital appreciation. The fund invests in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund will generally invest in at least three different countries and will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund's net assets. The fund invests at least 25% of net assets in fixed income senior securities.

DWS SMALL MID CAP VALUE VIP--The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size U.S. companies. Deutsche Investment Management Americas is the investment advisor for the fund. Dreman Value Management L.L.C. is the subadvisor for the fund. This fund was formerly known as DWS Dreman Small Mid Cap Value VIP.

DWS GLOBAL GROWTH VIP--The fund seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. The fund's equity investments may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants. The fund may also invest up to 5% of total assets in junk bonds. This fund was formerly known as DWS Global Thematic VIP.

DWS GOVERNMENT & AGENCY SECURITIES VIP--The fund seeks high current income consistent with preservation of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities.

DWS HIGH INCOME VIP--The fund seeks to provide a high level of current income. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in U.S. dollars or foreign currencies from foreign issuers.

DWS LARGE CAP VALUE VIP--The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000-REGISTERED TRADEMARK- Value Index and that portfolio management believes are undervalued.

DWS MONEY MARKET VIP--The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities.

DWS SMALL MID CAP GROWTH VIP--The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of small and mid-sized U.S. companies. The fund defines small companies as those that are similar in market capitalization to those in the Russell 2000-Registered Trademark- Growth Index. The fund defines mid-sized companies as those that are similar in market capitalization to those in the Russell Midcap-Registered Trademark- Growth Index.

DWS UNCONSTRAINED INCOME VIP--The fund seeks a high total return. Under normal circumstances, the fund invests mainly in fixed income securities issued by both U.S. and foreign corporations and governments. The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade fixed income securities or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may also invest in emerging markets securities, mortgage- and asset-backed securities, adjustable rate loans that have a senior right to payment ("senior loans") and other floating rate debt securities and dividend-paying common stocks. QS Investors, LLC ("QS Investors"), is the subadvisor for the fund.

GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P.

GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND--seeks to achieve investment results that approximate the performance of the GS Global Markets Index(TMa).

PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs VIT Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the sub-account investing in DWS Money Market VIP Sub-Account until the Fund is liquidated.

Certain Underlying Portfolios have investment objectives and/or policies similar to those of other Underlying Portfolios. To choose the Sub-Accounts which best meet individual needs and objectives, carefully read the Underlying Portfolio prospectuses. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

If there is a material change in the investment policy of a Sub-Account or the Underlying Portfolio in which it invests, the Owner will be notified of the change. If the Owner has values allocated to that Sub-Account, the Company will transfer it without charge on written request by the Owner to another Sub-Account or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) the effective date of the change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                            PERFORMANCE INFORMATION

The Contract was first offered to the public by Commonwealth Annuity and Life Insurance Company in 1996. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Portfolios have been in existence. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance. Performance tables are included in the SAI.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by certain charges, and expressed as a percentage of the investment.

The average annual total return represents the average annual percentage change in the value of an investment in a Sub-Account over a given period of time. Average annual total return represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the DWS Money Market Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The effective yield calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Portfolio other than the DWS Money Market Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED AS WELL AS CONTRACT LEVEL CHARGES (IF ANY) AND WITHDRAWAL CHARGES (FOR MORE INFORMATION, SEE THE SAI). PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING PORTFOLIO IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared in reports and promotional literature to:

(1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                          DESCRIPTION OF THE CONTRACT

As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs. References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Contract and of the Company's administrative procedures for the benefit of the Company's current Owners.

DISRUPTIVE TRADING

This Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Portfolio (collectively, "Disruptive Trading"). These activities may require the Underlying Portfolio to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Portfolio's shares, interfere with the efficient management of the Underlying Portfolio's portfolio, and increase brokerage and administrative costs of the Underlying Portfolios. As a result, Disruptive Trading may adversely affect an Underlying Portfolio's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners.

In order to protect our Contract Owners and the Underlying Portfolios from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Portfolios (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

    - the number of transfers made over a period of time;

    - the length of time between transfers;

    - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Portfolios;

    - the dollar amount(s) requested for transfers; and

    - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

    - the investment objectives and/or size of the Underlying Portfolios.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Portfolios that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-Account to Sub-Account. The Disruptive Trading Procedures limit the number of transfers a Contract Owner may make during a given period, limit the number of times a Contract Owner may transfer into particular funds during a given period, and place restrictions as to the time and means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Contract, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Underlying Portfolios.

Some of the Underlying Portfolios have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Portfolio's investment adviser, the Underlying Portfolio would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Portfolio refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Contract Owner has requested. In the future, some Underlying Portfolios may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Portfolios.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Portfolio shares. There may be increased brokerage and administrative costs within the Underlying Portfolios, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Portfolios, we cannot guarantee that the Underlying Portfolios will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Underlying Portfolio or its principal underwriter that will obligate us to provide to the Underlying Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and
(2) execute instructions from the Underlying Portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Portfolio.

PAYMENTS

The Company issues a Contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, are met. These requirements may also include the proper completion of an application; however, where permitted, the Company may issue a contract without completion of an application and/or signature for certain classes of annuity contracts. The Company reserves the right to reject an application or request to issue a Contract. Any such rejection will not discriminate unfairly among purchasers.

Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are properly met. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Service Office, on the basis of accumulation unit value next determined after receipt.

Payments may be made to the Contract at any time prior to the Annuity Date, or prior to payment of the death benefit, subject to certain minimums:

    - Currently, the initial payment must be at least $5,000 ($2,000 for IRA's). A lower minimum amount may be permitted if monthly automatic payments are being forwarded directly from a financial institution.

    - Each subsequent payment must be at least $100.

    - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the DWS Money Market Portfolio.

Generally, unless otherwise requested, all payments will be allocated among investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the DWS Money Market Portfolio.

RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Contract intended to qualify as an IRA my cancel the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to cancel the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Company's Service Office at Service Office at se2 (an affiliate of Security Benefit Life Insurance Company), located at One Security Benefit Place, Topeka, KS 66675, Telephone 1-800-782-8380, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

Within seven days the Company will provide a refund equal to the gross payment(s) received. In some states, however, the refund may equal the greater of (a) gross payments or (b) any amounts allocated to the Fixed Account and the Guarantee Period Accounts plus the Accumulated Value of amounts allocated to the Variable Account plus any amounts deducted under the Contract or by the Portfolios for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

RIGHT TO CANCEL ALL OTHER CONTRACTS

An owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payments(s), the IRA cancellation right described above will be used. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

In order to cancel the Contract, the Owner must mail or deliver it to the Company's Service Office or to one of its authorized representatives. The Company will refund an amount equal to the Surrender Value plus all fees and charges and the Contract will be void from the beginning.

TELEPHONE TRANSACTIONS PRIVILEGE

Subject to state law, you, or anyone you authorize, may initiate transactions over the telephone, unless you notify the Company of your election not to have this privilege. The policy of the Company and its agents and affiliates is that we will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you, or any other person you authorize, will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.

TRANSFER PRIVILEGE

Prior to the Annuity Date and subject to the Disruptive Trading limitations described above under DESCRIPTION OF THE CONTRACT, the Owner may transfer amounts among investment options upon written or, in most jurisdictions, telephone request to the Company. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Sub-Account which invests in the DWS Money Market Portfolio. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

If an Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

The first twelve transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers but reserves the right to asses a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging) or an Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent transfer or rebalancing under that request in the same or subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Portfolios that it may provide such services to. The Company does not charge the Owner for providing additional support services.

AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING). The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bimonthly, quarterly, semi-annually or annually) from either the Fixed Account, the Sub-Account investing in the DWS Money Market Portfolio or the Sub-Account investing in the DWS Government & Agency Securities Portfolio, (the "source accounts") to one or more of the available Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Portfolio being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments which are deposited into the Fixed Account when it is being used as the source account from which to process automatic transfers. For more information see "Enhanced Automatic Transfer (Dollar Cost Averaging) Program" in the SAI.

AUTOMATIC ACCOUNT REBALANCING. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to reestablish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the mix or terminate the option is received by the Company.

LIMITATIONS. The Company reserves the right to limit the number of Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.

SURRENDER

At any time prior to the Annuity Date, an Owner may surrender the Contract and receive its Surrender Value, less any tax withholding. The request for surrender must be made on Company forms. The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-782-8380.

The Owner must return the Contract and a signed, written request for surrender on a Company surrender form to the Service Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Service Office.

Before the Annuity Date, a surrender charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last six full Contract years. See CHARGES AND DEDUCTIONS. The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only Contracts annuitized under a commutable period certain option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of Portfolio securities or valuation of assets of each separate account is not reasonably practicable.

The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted.

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements before we process your request.

WITHDRAWALS

At any time prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Accumulated Value, subject to the limits stated below. The request for withdrawal must be made on Company forms. The request for withdrawal must be made on Company forms. You may obtain Company forms by calling 1-800-782-8380. You may also obtain a Company withdrawal form at our Company web site, https://cwannuity.se2.com.

The Owner must submit to the Service Office a signed, written request for withdrawal on a on a Company withdrawal form. The written request must indicate the dollar amount the Owner wishes to receive and the investment options from which such amount is to be withdrawn. The amount withdrawn equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS. In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.

Where allocations have been made to more than one investment option, a percentage of the withdrawal may be allocated to each such option. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Service Office.

The minimum withdrawal amount is $100.

Withdrawals will be paid in accordance with the time limitations described above under "SURRENDER."

After the Annuity Date, withdrawals are allowed only if the Contract is annuitized under a commutable period certain option. A withdrawal after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount withdrawn.

For important tax consequences which may result from withdrawals, see FEDERAL TAX CONSIDERATIONS.

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. The Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Service Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Service Office.

LIFE EXPECTANCY DISTRIBUTIONS. Each calendar year prior to the Annuity Date, an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Service Office.

The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time.

If an Owner elects the Company's LED option which is based on applicable IRS tables), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 17 years, but a person who attains age 87 has a life expectancy of another
6.7 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see FEDERAL TAX CONSIDERATIONS. In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.

DEATH BENEFIT

In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided below in "THE SPOUSE OF THE OWNER AS BENEFICIARY." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of:

(a) the Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment;

(b) gross payments accumulated daily at an effective annual yield of 5% starting on the date each payment is applied and continuing throughout that payment's entire accumulation phase, decreased proportionately to reflect withdrawals; or

(c) the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

For each withdrawal under (b) or (c), the proportionate reduction is calculated by multiplying the (b) or (c) value immediately prior to the withdrawal by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of:

(a) the Accumulated Value (increased by any positive Market Value Adjustment);

(b) gross payments accumulated daily at an effective annual yield of 5%.

The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;

(b) gross payments accumulated daily at an effective annual yield of 5%; or

(c) the locked-in value of the death benefit at the first anniversary.

The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary date while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX C--THE DEATH BENEFIT for specific examples of death benefit calculations.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Service Office. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1) defer distribution of the death benefit for a period no more than five years from the date of death; or

(2) receive distributions over the life of the beneficiary for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph (2) above.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the DWS Money Market Portfolio. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Sub-Account investing in the DWS Money Market Portfolio. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract rather than receiving payment of the death benefit. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the DWS Money Market Portfolio and (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Sub-Account investing in the DWS Money Market Portfolio. The resulting value never will be subject to a surrender charge when withdrawn. The new Owner may also make additional payments; however, a surrender charge will apply to these amounts if they are withdrawn before they have been invested in the Contract for at least six years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract when the new Owner dies.

FEDERAL DEFENSE OF MARRIAGE ACT. The right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, provides that it may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive (see FEDERAL TAX CONSIDERATIONS). The Company will not be deemed to have knowledge of an assignment unless it is made in writing on a Company approved form and filed at the Service Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

For important tax liability which may result from assignments, see FEDERAL TAX CONSIDERATIONS.

ELECTING THE FORM OF ANNUITY AND ANNUITY DATE

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month: (1) before the Annuitant's
85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under, or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Service Office at least one month before the Annuity Date. To the extent permitted by state law, the new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90.

If the Annuity Date under a non-qualified Contract is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity payout option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the Owner with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the Owner may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the account(s) selected. See "Annuity Benefit Payments" in the SAI.

To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account, and the annuity benefit payments will be fixed in amount. See APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

Under a variable annuity payout option, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity payout option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment will be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where the Annuitant has elected a commutable period certain option. Beneficiaries entitled to receive remaining payments under either a commutable or noncommutable period certain may elect instead to receive a lump sum settlement. See "DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS."

If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the DWS Bond VIP, DWS Core

Equity VIP and DWS Global Income Builder VIP. The Company also provides these same options funded through the Fixed Account (fixed annuity option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity payout options or the fixed annuity payout options may be selected, or any of the variable annuity payout options may be selected in combination with any of the fixed annuity payout options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING THE LIFETIME OF THE ANNUITANT ONLY. This variable annuity is payable during the Annuitant's life. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if he/she dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if he/she dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the Annuitant's lifetime, no matter how long he or she lives.

UNIT FUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the Annuitant with the guarantee that if (1) exceeds (2) then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

Where:  (1)  is the dollar amount of the Accumulated Value at annuitization divided by the dollar amount of the first payment, and

        (2) is the number of payments paid prior to the death of the Annuitant.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to the Annuitant and another individual during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant under the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to the Annuitant and another individual during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant under the Contract or the beneficiary. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY (PAYMENTS GUARANTEED FOR A SPECIFIED NUMBER OF YEARS). This variable annuity has periodic payments for a stipulated number of years ranging from one to thirty. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. A fixed period certain annuity may be either commutable or noncommutable. A variable period certain annuity is automatically commutable.

It should be noted that the period certain option does not involve a life contingency. In computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under the period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice.

ANNUITY BENEFIT PAYMENTS

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "NORRIS DECISION" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

    - For life annuity options and noncommutable fixed period certain options of ten years or more, the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by
     (2) the applicable amount of the first monthly payment per $1,000 of value.

    - For commutable period certain options and any noncommutable fixed period certain option of less than ten years, the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

    - For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

OPTIONAL ENHANCED EARNINGS RIDER

The Enhanced Earnings Rider (EER) may have been elected at issue in most jurisdictions as long as the Annuitant had not yet attained age 76. The Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that the Annuitant dies prior to the Annuity Date. For specific charges see "OPTIONAL RIDER CHARGE" under CHARGES AND DEDUCTIONS.

The Company reserves the right to terminate the availability of the EER at any time; however, such a termination would not effect Riders issued prior to the termination date.

CONDITIONS FOR PAYMENT OF THE EER BENEFIT

For any benefit to be payable under the EER, certain conditions must be met, as follows:

1.  The death must occur prior to the Annuity Date.

2.  The difference between (a) and (b) must be greater than zero, where:

    (a) is the Accumulated Value, and

    (b) is gross payments not previously withdrawn.

IF (A) MINUS (B) IS ZERO OR LESS, NO BENEFIT WILL BE PAYABLE.

Under the EER, Accumulated Value is determined on the Valuation Date on which due proof of death and all necessary documentation have been received at the Service Office.

For purposes of the EER, withdrawals will be considered withdrawn from earnings first and then withdrawn from gross payments on a last-in, first-out basis. Therefore, the value of the EER largely depends on the amount of earnings that accumulate under the Contract. If you expect to withdraw the earnings from your Accumulated Value, electing the EER may not be appropriate. Your financial representative can help you determine if the EER is appropriate in your circumstances.

AMOUNT OF EER BENEFIT

ANNUITANT'S AGE AT ISSUE--0 TO 65--If a benefit is payable under the EER and the Contract was issued prior to the Annuitant's 66th birthday, the benefit will be equal to the LESSER of:

(a) 200% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 40% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ANNUITANT'S AGE AT ISSUE--66 TO 70--If a benefit is payable under the EER and the Contract was issued on or after the Annuitant's 66th birthday and before his/her 71st birthday, the benefit will be equal to the LESSER of:

(a) 80% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 40% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ANNUITANT'S AGE AT ISSUE--71 TO 75--If a benefit is payable under the EER and the Contract was issued on or after the Annuitant's 71st birthday and before his/her 76th birthday, the benefit will be equal to the LESSER of:

(a) 50% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 25% of the difference between the Accumulated Value and gross payments not previously withdrawn.

The EER benefit shall be paid in the same manner that the death benefit is paid prior to the Annuity Date.

EXAMPLES

EXAMPLE 1. Assume that the Annuitant is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Owner dies five years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $150,000.

The EER benefit on that date is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% X 100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% X (150,000 - 100,000)) = $20,000

The EER benefit is equal to $20,000 under (b), which is the lesser of $80,000 (80% X 100,000) and $20,000 (40% X (150,000 - 100,000)).

EXAMPLE 2. Assume that the Annuitant is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Owner dies ten years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $250,000.

The EER benefit on that date is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% X $100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the Contract = (40% X ($250,000 - $100,000)) = $60,000

The EER benefit is equal to $60,000 under (b), which is the lesser of $80,000 (80% X $100,000) and $60,000 (40% X ($250,000 - $100,000)).

EXAMPLE 3. Assume that the Annuitant is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $15,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal is considered to be a withdrawal of $15,000 of earnings. Immediately after the withdrawal, the Accumulated Value is $135,000 and the gross payments (not previously withdrawn) is $100,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% X $100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% X ($135,000 - $100,000)) = $14,000

The EER benefit is equal to $14,000 under (b), which is the lesser of $80,000 (80% X 100,000) and $14,000 (40% X ($135,000 - $100,000)).

EXAMPLE 4. Assume that the Annuitant is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $65,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of the withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal of $65,000 is considered to be a withdrawal of $50,000 earnings and $15,000 of gross payments. Immediately after the withdrawal, the Accumulated Value is $85,000 and the gross payments (not previously withdrawn) is $85,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% X $85,000) = $68,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% X ($85,000 - $85,000)) = $0

The EER benefit is equal to $0 under (b), which is the lesser of $68,000 (80% X $85,000) and $0 (40% X ($85,000 - $85,000)).

TERMINATING THE EER

Once the EER is chosen, it cannot be discontinued unless the underlying contract is surrendered, annuitized, or a death benefit is payable. The EER will terminate on the earliest of the following:

1.  the Annuity Date;

2.  the date the Contract is surrendered;

3.  the date the Company determines a death benefit is payable; or

4. if the deceased Owner's spouse, who is the sole beneficiary, continues the contract.

If the payment of the death benefit is deferred under the Contract or if the Contract is continued by the deceased Owner's spouse, the amount of the EER benefit will be applied to the Contract through an allocation to the Sub-Account investing in the DWS Money Market Portfolio and the EER will terminate.

NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

COMPUTATION OF VALUES

THE ACCUMULATION UNIT. Each net payment is allocated to the investment options selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received in good order at the Company's Service Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Portfolios. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and
(3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting the sum of (3) and (4) where:

(1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

(4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. For an illustration of Accumulation Unit calculation using a hypothetical example see the SAI.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Portfolios are described in the prospectuses and SAIs of the Underlying Portfolios.

VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.85% for mortality risk and 0.40% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "CONTRACT FEE") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts hold shares of the Underlying Portfolios, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Portfolios. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Portfolios. The prospectuses and SAIs of the Underlying Portfolios contain additional information concerning expenses of the Underlying Portfolios and should be read in conjunction with this Prospectus.

CONTRACT FEE

A $35 Contract fee (a lower fee may apply in certain states) currently is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value is less than $50,000 on the date assessed. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract fee up to $35 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available. Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each . The portion of the charge deducted from each investment option will be equal to the percentage which the value in that option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the following classes of individuals:

1. employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

2.  employees of the Company, its affiliates and subsidiaries;

3. officers, directors, trustees and employees of any of the Underlying Portfolios;

4.  investment managers or sub-advisers of the Underlying Portfolios;

5. and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

OPTIONAL RIDER CHARGE

Subject to state availability, the Company offers an optional Enhanced Earnings Rider that the Owner may elect at issue if the Annuitant has not yet attained age 76. A separate monthly charge is made for the Rider through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts. The pro-rata reduction is based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.

The applicable monthly charge for the Enhanced Earnings Rider is equal to the Accumulated Value on the last day of each month within which the Rider has been in effect multiplied by 1/12th of 0.30%. For a description of the Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.

If you elected one of the following riders prior to their discontinuance on 1/31/02, the applicable monthly charge is equal to the Accumulated Value on the last day of each month multiplied by 1/12th of the following:

Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider
  with a ten-year waiting period:                               0.25%

Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider
  with a fifteen-year waiting period:                           0.15%

For more information about the M-GAP Rider, see "APPENDIX E - DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER".

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

1. if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or

2. the premium tax charge is deducted in total when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law. If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract's Accumulated Value at the time such determination is made.

SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. However, a surrender charge is deducted from the Accumulated Value of the Contract in the case of surrender and/or withdrawals or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Accumulated Value is divided into three categories: (1) New Payments--payments received by the Company during the six years preceding the date of the surrender; (2) Old Payments--accumulated payments invested in the Contract for more than six years; and (3) the amount available under the Withdrawal Without Surrender Charge provision. See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any; then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

An Owner may withdraw the greater of 100% of cumulative earnings, or 15% of the Accumulated Value in any calendar year, without assessment of a Withdrawal Charge. If the Owner withdraws an amount in excess of the Withdrawal Without Surrender Charge amount in any calendar year, the excess may be subject to a Withdrawal Charge.

CHARGES FOR SURRENDER AND WITHDRAWAL. If the Contract is surrendered or if New Payments are withdrawn while the Contract is in force and before the Annuity Date, a surrender charge may be imposed. This charge never will be applied to earnings. The amount of the charge will depend upon the number of years that any New Payments, to which the withdrawal is attributed have remained credited under the Contract. Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The Surrender Charge is as follows:

                                                     CHARGE AS PERCENTAGE OF
COMPLETE YEARS FROM DATE OF PAYMENT                  NEW PAYMENTS WITHDRAWN
-----------------------------------                 -------------------------
Less than 1.......................................              7%
Less than 2.......................................              6%
Less than 3.......................................              5%
Less than 4.......................................              4%
Less than 5.......................................              3%
Less than 6.......................................              2%
Thereafter........................................              0%

The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total surrender charge exceed a maximum limit of 7% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, withdrawals and annuitization.

WAIVER OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS CREDITED

PHYSICAL DISABILITY OR ADMISSION TO MEDICAL CARE FACILITY. Where permitted by law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, except in New Jersey where not permitted by state law, the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility after the issue date and remains confined there until the later of one year after the issue date or 90 consecutive days or (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.

For purposes of the above provision, "medical care facility" means any state-licensed facility (or, in a state that does not require licensing, a facility that is operating pursuant to state law) providing medically necessary in-patient care which is prescribed in writing by a licensed "physician" and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where surrender charges have been waived under any of the situations discussed above, no additional payments under the Contract will be accepted.

OTHER REDUCTIONS OR ELIMINATIONS OF SURRENDER CHARGES. From time to time, the Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:

    - the size and type of group or class, and the persistency expected from that group or class;

    - the total amount of payments to be received and the manner in which payments are remitted;

    - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced;

    - other transactions where sales expenses are likely to be reduced; or

    - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the surrender charge, and/or credit additional amounts on the Contract where either the Owner or the Annuitant on the date of issue is within the following class of individuals ("eligible persons"):

    - employees and registered representatives of any broker-dealer which has entered into a Sales Agreement with the Company to sell the Contract;

    - employees of the Company, its affiliates or subsidiaries;

    - officers, directors, trustees and employees of any of the Underlying Portfolios, investment managers or sub-advisers of the Underlying Portfolios; and

    - the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

Finally, if permitted under state law, surrender charges may be waived under
Section 403(b) Contracts where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's
Section 403(b) plan.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of the Contract. The Company will not make any changes to this charge where prohibited by law.

WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, including the calendar year in which the Contract is issued, the Company will waive the surrender charge, if any, on an amount ("Withdrawal Without Surrender Charge Amount") equal to the greatest of (1), (2) or (3):

Where (1) is:  100% of Cumulative Earnings (calculated as the Accumulated
               Value as of the Valuation Date the Company receives the withdrawal request, or the following day) reduced by the total gross payments not previously withdrawn);

Where (2) is:  15% of the Accumulated Value as of the Valuation Date the
               Company receives the withdrawal request, or the following day, reduced by the total amount of any prior withdrawals made in the same calendar year to which no surrender charge was applied;

Where (3) is:  the amount calculated under the Company's life expectancy distribution (LED) option (see Life Expectancy
               Distributions, above) whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge Amount of $2,250, which is equal to the greatest of:

(1) Cumulative Earnings ($1,000);

(2) 15% of Accumulated Value ($2,250); or

(3) LED distribution of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge Amount will be deducted first from Cumulative Earnings. If the Withdrawal Without Surrender Charge Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a last-in-first-out ("LIFO") basis. This means that the last payments credited to the Contract will be withdrawn first. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period may be subject to a Market Value Adjustment.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the Surrender Value under the Contract, net of any applicable tax withholding. Subject to the same rules applicable to withdrawals, the Company will not assess a surrender charge on an amount equal to the highest Withdrawal Without Surrender Charge Amount, described above.

Where an Owner who is a trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Service Office.

For further information on surrender and withdrawals, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawals, and important tax considerations, see "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT.

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If the Owner chooses any commutable period certain option or a noncommutable fixed period certain option for less than ten years, a surrender charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when a surrender charge would still apply had the Contract been surrendered on the Annuity Date. (See discussion of period certain variable annuity under "DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS.")

No surrender charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any noncommutable fixed period certain option for ten years or more. A Market Value Adjustment, however, may apply. See GUARANTEE PERIOD ACCOUNTS. If an owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity payout option, the Company may permit such owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract, minus any surrender charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

TRANSFER CHARGE

The first 12 transfers in a Contract are guaranteed to year be free of any transfer charge, The Company does not currently charge for additional transfers but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. For more information, see "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.

                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, there currently are nine Guarantee Periods available under the Contract with durations of two, three, four, five, six, seven, eight, nine and ten years. Each Guarantee Period Account established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions; however, once an interest rate is in effect for a Guarantee Period Account, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period. Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period Account except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Sub-Account investing in the DWS Money Market Portfolio. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Service Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on its expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the DWS Money Market Portfolio. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. No Market Value Adjustment applies to amounts deducted for Contract fees or Rider charges. In addition, no negative Market Value Adjustment will be applied to a death benefit, although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT. Market Value Adjustment will apply to all other transfers, withdrawals or a surrender. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any surrender charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                              [(1+i)/(1+j)]n/365-1

    where: i is the Guaranteed Interest Rate expressed as a decimal (for example: 3% = 0.03) being credited to the current Guarantee Period;

          j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

          n is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, if the then current market rates are lower than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will INCREASE after the Market Value Adjustment is applied. If the then current market rates are higher than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will DECREASE after the Market Value Adjustment is applied.

The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value also is affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, See APPENDIX B--SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the initial payment, LESS ANY CONTRACT FEES OR CHARGES THAT ARE APPLICABLE TO THE GUARANTEE PERIOD ACCOUNTS. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT. Unless the Company is notified otherwise, if a subsequent payment is made after the Program to Protect Principal and Provide Growth Potential has been selected and during the Guarantee Period, such payment will be allocated among the selected Sub-Accounts only. If you want the subsequent payment to be allocated to a new Guarantee Period Account while enrolled in the Program, you must provide payment allocation instructions to the Company that include (1) the Guarantee Period and (2) the dollar or percentage amount you want allocated to that Guarantee Period Account.

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a surrender charge applies to the withdrawal, it will be calculated as set forth in "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

B. OUR TAX STATUS

The Company is taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.

C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

    - the Contract must be owned by an individual,

    - Separate Account investments must be "adequately diversified",

    - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes, and

    - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

    - certain Contracts acquired by a decedent's estate due to the death of the decedent,

    - certain Qualified Contracts,

    - certain Contracts used with structured settlement agreements, and

    - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

FEDERAL DEFENSE OF MARRIAGE ACT. The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act ("DOMA") does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Recently, however, several U.S. Court of Appeals and U.S. District Courts held DOMA to be unconstitutional, and the Supreme Court is hearing a case on DOMA in 2013. Therefore, it is currently uncertain as to whether the spousal continuation provisions of this Contract will be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

DELAYED ANNUITY DATES. If the Annuity Date occurs (or is scheduled to occur) when the Annuitant has reached an advanced age, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.

2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.

3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for annuity payments is the payment times the ratio of the investment in the contract allocated to the Annuity Option and adjusted for any period certain or refund feature, to the expected value of the annuity payments.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.

4. TAXATION OF DEATH BENEFIT

Amounts may be distributed upon your or the Annuitant's death. A death benefit is includible in income and:

    - if distributed in a lump sum is taxed like a full withdrawal, or

    - if distributed under an Annuity Option is taxed like annuity payments.

5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

    - received on or after you reach age 59 1/2,

    - received due to your disability,

    - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

    - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law),

    - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually,

    - made with annuities used with certain structured settlement agreements.

Other exceptions may apply.

6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. EXCHANGE OF ANNUITY CONTRACTS

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "Aggregation of Contracts") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.

8. PARTIAL ANNUITIZATION

Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives for a period of at least ten payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.

Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

    - received after you reach age 59 1/2,

    - received after your death or because of your disability, or

    - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases, higher education expenses or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.

1. QUALIFIED PLAN TYPES

INDIVIDUAL RETIREMENT ANNUITIES. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAS. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

ROTH IRAS. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain respects, including:

    - Roth IRA contributions are never deductible,

    - "qualified distributions" from a Roth IRA are excludable from income,

    - mandatory distribution rules do not apply before death,

    - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

    - special eligibility requirements apply, and

    - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee.. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS. The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. Employers intending to use the Contract in connection with such plans should seek competent advice.

TAX-SHELTERED ANNUITIES. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

    - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

    - earnings on those contributions, and

    - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers, or surrenders you request from a 403(b) Contract comply with applicable tax requirements and to decline requests that are not.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. DIRECT ROLLOVERS

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

    - minimum distributions required under Section 401(a)(9) of the Code,

    - certain distributions for life, life expectancy, or for ten years or more which are part of a "series of substantially equal periodic payments," and

    - hardship distributions.

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

F. OTHER TAX ISSUES

1. FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2013, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

2. MEDICARE TAX.

Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

3. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

4. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

5. FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

6. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

                             STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Portfolios. At least annually, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.)

The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and other statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.

                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to owners of TSA Contracts (i.e., contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. You must use a Company form to request a loan. You may obtain Company forms by calling 1-800-782-8380. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro-rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated to the DWS Money Market VIP instead.

While a loan is outstanding, you may continue to make purchase payments to the Contract through your 403(b) or qualified plan.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law to make additions to, deletions from, or substitutions for the shares of a fund that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Portfolio no longer are available for investment or if in the Company's judgment further investment in any Underlying Portfolio should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Portfolios also are issued to separate accounts of other insurance companies which issue variable life contracts ("mixed funding"). Shares of the Underlying Portfolios also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company and the Underlying Portfolios do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the trustees of the Underlying Portfolios intend to monitor events in order to identify any material conflicts between such Owners and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate portfolios should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law, to:

(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or Sub-Accounts having assets of the same class,

(2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

(3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

(4) to substitute the shares of any other registered investment company for the Underlying Portfolio shares held by a Sub-Account, in the event that Underlying Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Underlying Portfolio shares is inappropriate in view of the purpose of the Sub-Account,

(5) to change the methodology for determining the net investment factor,

(6) to change the names of the Variable Account or of the Sub-Accounts, and

(7) to combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.

                                 VOTING RIGHTS

The Company will vote Underlying Portfolio shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Portfolio, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Portfolio. During the accumulation phase, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Portfolio share. During the annuity payout phase, the number of Underlying Portfolio shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Portfolio share. Ordinarily, the Annuitant's voting interest in the Underlying Portfolio will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

Effective May 1, 2008, Epoch Securities, Inc. ("Epoch" or "Principal Underwriter"), a Delaware company located at 132 Turnpike Road, Southborough, Massachusetts 01772, became principal underwriter for the Contracts. Epoch is a wholly-owned subsidiary of The Goldman Sachs Group, Inc.

The Company paid commissions not to exceed 7.0% of payments to broker-dealers that sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect with lower initial commission amounts plus ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

To the extent permitted by FINRA rules, overrides and promotional incentives or payments also may be provided to independent marketing organizations and broker-dealers based on the Contract's Accumulated Value, sales volumes, the performance of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. The Company will retain any surrender charges assessed on a Contract.

                                 LEGAL MATTERS

There are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

    - the Separate Account; or

    - the ability of the principal underwriter to perform its contract with the Separate Account; or

    - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If the Contract is surrendered, or if an Excess Amount is withdrawn while the Contract is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least six full Contract years.

TRANSFERS TO OR FROM THE FIXED ACCOUNT. Transfers to or from the Fixed Account are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. In addition, the Company reserves the right to impose reasonable rules on transfers, including but not limited to the frequency, timing, and amount of transfers to or from the Fixed Account. The Company reserves the right to amend its Disruptive Trading and/or other transfer rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account

                                   APPENDIX B
               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER--Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender of the Owners' Contract, based on hypothetical Accumulated Values.

                                             HYPOTHETICAL      FREE       SURRENDER
                                             ACCUMULATED    WITHDRAWAL      CHARGE     SURRENDER
ACCOUNT YEAR                                    VALUE         AMOUNT      PERCENTAGE    CHARGE
------------                                 ------------   -----------   ----------   ---------
1..........................................   $54,000.00    $ 8,100.00        7%       $3,213.00
2..........................................    58,320.00      8,748.00        6%        2,974.32
3..........................................    62,985.60     12,985.60        5%        2,500.00
4..........................................    68,024.45     18,024.45        4%        2,000.00
5..........................................    73,466.40     23,466.40        3%        1,500.00
6..........................................    79,343.72     29,343.72        2%        1,000.00
7..........................................    85,691.21     35,691.21        0%            0.00

WITHDRAWAL--Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals from the Owners' Contract, based on hypothetical Accumulated Values.

                                HYPOTHETICAL                    FREE       SURRENDER
                                ACCUMULATED                  WITHDRAWAL      CHARGE     SURRENDER
ACCOUNT YEAR                       VALUE       WITHDRAWAL      AMOUNT      PERCENTAGE    CHARGE
------------                    ------------   -----------   -----------   ----------   ---------
1.............................   $54,000.00    $     0.00    $ 8,100.00        7%        $  0.00
2.............................    58,320.00          0.00      8,748.00        6%           0.00
3.............................    62,985.60          0.00     12,985.60        5%           0.00
4.............................    68,024.45     30,000.00     18,024.45        4%         479.02
5.............................    41,066.40     10,000.00      6,159.96        3%         115.20
6.............................    33,551.72      5,000.00      5,032.76        2%           0.00
7.............................    30,835.85     10,000.00      4,625.38        0%           0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)](n/365)- 1

For purposes of the examples below:

    i = the guaranteed interest rate being credited to the guarantee period.

    j = the guaranteed interest rate on the date of surrender for the guarantee period with a duration equal to the number of years remaining in the current guarantee period, rounded to the next higher number of whole years.

    n = the number of days from the date of surrender to the expiration date of the guarantee period.

The following examples assume:

    1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

    2. The date of surrender is seven years (2,555 days) from the expiration date.

    3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

    4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

    5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

The market value factor                   =       [(1+i)/(1+j)](n/365)- 1

                                          =       [(1+.08)/(1+.11)](2555/365)- 1

                                          =       (.97297)(7)- 1

                                          =       -.17454

The Market Value Adjustment               =       Maximum of the market value factor multiplied by
                                                  the withdrawal or the negative of the excess
                                                  earned over 3%

                                          =       Maximum (-.17454 X $62,985.60 or -$8,349.25)

                                          =       Maximum (-$10,992.38 or -$8,349.25)

                                          =       -$8,349.25

------------------------

* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

The market value factor                   =       [(1+i)/(1+j)](n/365)- 1

                                          =       [(1+.08)/(1+.10)](2555/365)- 1

                                          =       (.98182)(7)- 1

                                          =       -.12054

The Market Value Adjustment               =       the market value factor multiplied by the
                                                  withdrawal

                                          =       -.12054 X $62,985.60

                                          =       -$7,592.11

------------------------

** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05

The market value factor                   =       [(1+i)/(1+j)](n/365)- 1

                                          =       [(1+.08)/(1+.05)](2555/365)- 1

                                          =       (1.02857)(7)- 1

                                          =       .21798

The Market Value Adjustment               =       Minimum of the market value factor multiplied by
                                                  the withdrawal or the excess interest earned
                                                  over 3%

                                          =       Minimum of (.21798 X $62,985.60 or $8,349.25)

                                          =       Minimum of ($13,729.78 or $8,349.25)

                                          =       $8,349.25

------------------------

* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

The market value factor                   =       [(1+i)/(1+j)](n/365)- 1

                                          =       [(1+.08)/(1+.07)](2555/365)- 1

                                          =       (1.00935)(7)- 1

                                          =       .06728

The Market Value Adjustment               =       the market value factor multiplied by the
                                                  withdrawal

                                          =       .06728 X $62,985.60

                                          =       $4,237.90

------------------------

** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

                                   APPENDIX C

                               THE DEATH BENEFIT

PART 1: DEATH OF THE ANNUITANT

DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the hypothetical Accumulated Values.

                                      HYPOTHETICAL
                       HYPOTHETICAL      MARKET                                    DEATH      HYPOTHETICAL
                       ACCUMULATED       VALUE          DEATH         DEATH       BENEFIT        DEATH
YEAR                      VALUE        ADJUSTMENT    BENEFIT (A)   BENEFIT (B)      (C)         BENEFIT
----                   ------------   ------------   -----------   -----------   ----------   ------------
1....................   $53,000.00      $  0.00      $53,000.00    $52,500.00    $50,000.00    $53,000.00
2....................    53,530.00       500.00       54,030.00     55,125.00    53,000.00      55,125.00
3....................    58,883.00         0.00       58,883.00     57,881.25    55,125.00      58,883.00
4....................    52,994.70       500.00       53,494.70     60,775.31    58,883.00      60,775.31
5....................    58,294.17         0.00       58,294.17     63,814.08    60,775.31      63,814.08
6....................    64,123.59       500.00       64,623.59     67,004.78    63,814.08      67,004.78
7....................    70,535.95         0.00       70,535.95     70,355.02    67,004.78      70,535.95
8....................    77,589.54       500.00       78,089.54     73,872.77    70,535.95      78,089.54
9....................    85,348.49         0.00       85,348.49     77,566.41    78,089.54      85,348.49
10...................    93,883.34         0.00       93,883.34     81,444.73    85,348.49      93,883.34

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment.

Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield of 5%, reduced proportionately to reflect withdrawals.

Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

DEATH BENEFIT ASSUMING WITHDRAWALS

Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the hypothetical Accumulated Values.

                                          HYPOTHETICAL                 HYPOTHETICAL
                                          ACCUMULATED      PARTIAL     MARKET VALUE      DEATH
CONTRACT YEAR                                VALUE       WITHDRAWAL     ADJUSTMENT    BENEFIT (A)
-------------                             ------------   -----------   ------------   -----------
1.......................................   $53,000.00    $     0.00      $  0.00      $53,000.00
2.......................................    53,530.00          0.00       500.00       54,030.00
3.......................................     3,883.00     50,000.00         0.00        3,883.00
4.......................................     3,494.70          0.00       500.00        3,994.70
5.......................................     3,844.17          0.00         0.00        3,844.17
6.......................................     4,228.59          0.00       500.00        4,728.59
7.......................................     4,651.45          0.00         0.00        4,651.45
8.......................................     5,116.59          0.00       500.00        5,616.59
9.......................................     5,628.25          0.00         0.00        5,628.25
10......................................       691.07      5,000.00         0.00          691.07

                                                           DEATH         DEATH      HYPOTHETICAL
CONTRACT YEAR                                           BENEFIT (B)   BENEFIT (C)   DEATH BENEFIT
-------------                                           -----------   -----------   -------------
1.....................................................  $52,500.00    $50,000.00     $53,000.00
2.....................................................   55,125.00     53,000.00      55,125.00
3.....................................................    4,171.13      3,972.50       4,171.13
4.....................................................    4,379.68      4,171.13       4,379.68
5.....................................................    4,598.67      4,379.68       4,598.67
6.....................................................    4,828.60      4,598.67       4,828.60
7.....................................................    5,070.03      4,828.60       5,070.03
8.....................................................    5,323.53      5,070.03       5,616.69
9.....................................................    5,589.71      5,616.69       5,628.25
10....................................................      712.70        683.44         712.70

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment.

Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals.

Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

PART 2: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT

Assume a Payment of $50,000 is made on the issue date and no additional Payments are made. Assume there are no withdrawals. The table below presents examples of the Death Benefit based on the hypothetical Accumulated Values.

                                                   HYPOTHETICAL   HYPOTHETICAL
                                                   ACCUMULATED    MARKET VALUE   HYPOTHETICAL
CONTRACT YEAR                                         VALUE        ADJUSTMENT    DEATH BENEFIT
-------------                                      ------------   ------------   -------------
1................................................   $53,000.00      $  0.00       $53,000.00
2................................................    53,530.00       500.00        54,030.00
3................................................    58,883.00         0.00        58,883.00
4................................................    52,994.70       500.00        53,494.70
5................................................    58,294.17         0.00        58,294.17
6................................................    64,123.59       500.00        64,623.59
7................................................    70,535.95         0.00        70,535.95
8................................................    77,589.54       500.00        78,089.54
9................................................    85,348.49         0.00        85,348.49
10...............................................    93,883.34         0.00        93,883.34

The hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

                                   APPENDIX D
                        CONDENSED FINANCIAL INFORMATION
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT KG

THE FOLLOWING TABLES PROVIDE CONDENSED FINANCIAL INFORMATION FOR THE SUB-ACCOUNTS OF THE COMPANY FOR THE 10-YEAR PERIOD ENDING DECEMBER 31, 2012.

                                                              YEAR ENDED DECEMBER 31ST
                                     --------------------------------------------------------------------------
SUB-ACCOUNT                            2012       2011       2010       2009       2008       2007       2006
-----------                          --------   --------   --------   --------   --------   --------   --------

ALGER BALANCED PORTFOLIO
  (CLASS I-2)
Unit Value:
  Beginning of Period..............    1.155      1.171      1.076      0.845      1.255      1.133      1.097
  End of Period....................    1.210      1.155      1.171      1.076      0.845      1.255      1.133
Number of Units Outstanding at End
  of Period (in thousands).........   21,076     25,180     30,068     34,756     41,848     51,587     60,624

ALGER CAPITAL APPRECIATION
  PORTFOLIO (CLASS I-2)
Unit Value:
  Beginning of Period..............    1.057      1.075      0.956      0.642      1.186      0.901      0.766
  End of Period....................    1.233      1.057      1.075      0.956      0.642      1.186      0.901
Number of Units Outstanding at End
  of Period (in thousands).........   14,502     16,054     23,804     27,888     29,882     36,269     33,430

CREDIT SUISSE TRUST INTERNATIONAL
  EQUITY FLEX II PORTFOLIO
  (CLASS I)
(MERGED INTO THE CREDIT SUISSE
  TRUST INTERNATIONAL EQUITY FLEX
  III ON DECEMBER 11, 2009 WHICH
  LIQUIDATED ON OCTOBER 21, 2011)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A      0.371      0.706      0.746      0.668
  End of Period....................      N/A        N/A        N/A        N/A      0.371      0.706      0.746
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A        N/A      6,023      6,245      9,451

CREDIT SUISSE TRUST INTERNATIONAL
  EQUITY FLEX III PORTFOLIO
  (CLASS I)
(LIQUIDATED ON OCTOBER 21, 2011)
Unit Value:
  Beginning of Period..............      N/A      1.564      1.413      0.945      2.122      1.662      1.272
  End of Period....................      N/A        N/A      1.564      1.413      0.945      2.122      1.662
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A      8,846     10,587      9,119     12,144     13,197

DREYFUS IP MIDCAP STOCK PORTFOLIO
  (INITIAL SHARES)
(CLOSED TO NEW PAYMENT ALLOCATIONS
  OR TRANSFERS ON NOVEMBER 15,
  2010)
Unit Value:
  Beginning of Period..............    1.551      1.567      1.250      0.936      1.593      1.592      1.498
  End of Period....................    1.830      1.551      1.567      1.250      0.936      1.593      1.592
Number of Units Outstanding at End
  of Period (in thousands).........   12,169     14,617     19,299     23,633     27,735     33,552     43,196

                                        YEAR ENDED DECEMBER 31ST
                                     ------------------------------
SUB-ACCOUNT                            2005       2004       2003
-----------                          --------   --------   --------
ALGER BALANCED PORTFOLIO
  (CLASS I-2)
Unit Value:
  Beginning of Period..............    1.026      0.996      0.848
  End of Period....................    1.097      1.026      0.996
Number of Units Outstanding at End
  of Period (in thousands).........   71,489     81,165     90,542
ALGER CAPITAL APPRECIATION
  PORTFOLIO (CLASS I-2)
Unit Value:
  Beginning of Period..............    0.679      0.637      0.479
  End of Period....................    0.766      0.679      0.637
Number of Units Outstanding at End
  of Period (in thousands).........   37,385     42,604     46,804
CREDIT SUISSE TRUST INTERNATIONAL
  EQUITY FLEX II PORTFOLIO
  (CLASS I)
(MERGED INTO THE CREDIT SUISSE
  TRUST INTERNATIONAL EQUITY FLEX
  III ON DECEMBER 11, 2009 WHICH
  LIQUIDATED ON OCTOBER 21, 2011)
Unit Value:
  Beginning of Period..............    0.583      0.502      0.344
  End of Period....................    0.668      0.583      0.502
Number of Units Outstanding at End
  of Period (in thousands).........   12,903     10,618      6,019
CREDIT SUISSE TRUST INTERNATIONAL
  EQUITY FLEX III PORTFOLIO
  (CLASS I)
(LIQUIDATED ON OCTOBER 21, 2011)
Unit Value:
  Beginning of Period..............    1.009      0.819      0.581
  End of Period....................    1.272      1.009      0.819
Number of Units Outstanding at End
  of Period (in thousands).........   13,871     12,866      9,474
DREYFUS IP MIDCAP STOCK PORTFOLIO
  (INITIAL SHARES)
(CLOSED TO NEW PAYMENT ALLOCATIONS
  OR TRANSFERS ON NOVEMBER 15,
  2010)
Unit Value:
  Beginning of Period..............    1.392      1.233      0.949
  End of Period....................    1.498      1.392      1.233
Number of Units Outstanding at End
  of Period (in thousands).........   48,787     53,998     61,205

                                                              YEAR ENDED DECEMBER 31ST
                                     --------------------------------------------------------------------------
SUB-ACCOUNT                            2012       2011       2010       2009       2008       2007       2006
-----------                          --------   --------   --------   --------   --------   --------   --------

DWS ALL CAP GROWTH VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH
  VIP (CLASS A) ON DECEMBER 8,
  2006)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A        N/A        N/A        N/A      0.996
  End of Period....................      N/A        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A        N/A        N/A        N/A        N/A

DWS BLUE CHIP VIP (CLASS A)
(MERGED INTO THE DWS GROWTH &
  INCOME VIP (CLASS A) ON
  APRIL 30, 2012)
Unit Value:
  Beginning of Period..............    1.418      1.446      1.289      0.976      1.609      1.577      1.383
  End of Period....................      N/A      1.418      1.446      1.289      0.976      1.609      1.577
Number of Units Outstanding at End
  of Period (in thousands).........      N/A     23,378     27,757     31,670     36,810     46,268     56,486

DWS BOND VIP (CLASS A)
(DWS CORE FIXED INCOME VIP
  (CLASS A) MERGED INTO THIS FUND
  ON APRIL 30, 2012)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period....................    1.504        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
  of Period (in thousands).........   20,646        N/A        N/A        N/A        N/A        N/A        N/A

DWS CAPITAL GROWTH VIP (CLASS A)
Unit Value:
  Beginning of Period..............    1.060      1.126      0.978      0.782      1.183      1.066      0.996
  End of Period....................    1.213      1.060      1.126      0.978      0.782      1.183      1.066
Number of Units Outstanding at End
  of Period (in thousands).........   68,739     82,187     73,873     89,478     78,792     97,862    118,500

DWS CORE EQUITY VIP (CLASS A)
(DWS BLUE CHIP VIP (CLASS A) MERGED
  INTO THIS FUND ON APRIL 30, 2012;
  NAME CHANGED FROM THE DWS
  GROWTH & INCOME VIP (CLASS A) ON
  MAY 1, 2012)
Unit Value:
  Beginning of Period..............    0.892      0.906      0.803      0.607      0.998      0.999      0.891
  End of Period....................    1.018      0.892      0.906      0.803      0.607      0.998      0.999
Number of Units Outstanding at End
  of Period (in thousands).........   58,864     31,349     36,277     41,328     46,468     57,141     70,662

                                        YEAR ENDED DECEMBER 31ST
                                     ------------------------------
SUB-ACCOUNT                            2005       2004       2003
-----------                          --------   --------   --------
DWS ALL CAP GROWTH VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH
  VIP (CLASS A) ON DECEMBER 8,
  2006)
Unit Value:
  Beginning of Period..............    0.927      0.871      0.696
  End of Period....................    0.996      0.927      0.871
Number of Units Outstanding at End
  of Period (in thousands).........   94,664     33,347     37,576
DWS BLUE CHIP VIP (CLASS A)
(MERGED INTO THE DWS GROWTH &
  INCOME VIP (CLASS A) ON
  APRIL 30, 2012)
Unit Value:
  Beginning of Period..............    1.274      1.114      0.888
  End of Period....................    1.383      1.274      1.114
Number of Units Outstanding at End
  of Period (in thousands).........   64,342     78,148     84,330
DWS BOND VIP (CLASS A)
(DWS CORE FIXED INCOME VIP
  (CLASS A) MERGED INTO THIS FUND
  ON APRIL 30, 2012)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A
  End of Period....................      N/A        N/A        N/A
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A
DWS CAPITAL GROWTH VIP (CLASS A)
Unit Value:
  Beginning of Period..............    0.927      0.871      0.696
  End of Period....................    0.996      0.927      0.871
Number of Units Outstanding at End
  of Period (in thousands).........   94,664     33,347     37,576
DWS CORE EQUITY VIP (CLASS A)
(DWS BLUE CHIP VIP (CLASS A) MERGED
  INTO THIS FUND ON APRIL 30, 2012;
  NAME CHANGED FROM THE DWS
  GROWTH & INCOME VIP (CLASS A) ON
  MAY 1, 2012)
Unit Value:
  Beginning of Period..............    0.852      0.785      0.628
  End of Period....................    0.891      0.852      0.785
Number of Units Outstanding at End
  of Period (in thousands).........   85,395     40,306     45,199

                                                              YEAR ENDED DECEMBER 31ST
                                     --------------------------------------------------------------------------
SUB-ACCOUNT                            2012       2011       2010       2009       2008       2007       2006
-----------                          --------   --------   --------   --------   --------   --------   --------

DWS CORE FIXED INCOME VIP
  (CLASS A)
(MERGED INTO THE DWS BOND VIP
  (CLASS A) ON APRIL 30, 2012)
  Unit Value:
  Beginning of Period..............    1.412      1.346      1.281      1.206      1.517      1.477      1.436
  End of Period....................      N/A      1.412      1.346      1.281      1.206      1.517      1.477
Number of Units Outstanding at End
  of Period (in thousands).........      N/A     24,094     27,919     30,761     33,832     38,367     42,582

DWS DAVIS VENTURE VALUE VIP
  (CLASS A)
(MERGED INTO THE DWS LARGE CAP
  VALUE VIP (CLASS A) ON APRIL 27,
  2009)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A      0.820      1.391      1.350      1.192
  End of Period....................      N/A        N/A        N/A        N/A      0.820      1.391      1.350
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A        N/A     35,633     42,251     46,715

DWS DIVERSIFIED INTERNATIONAL
  EQUITY VIP (CLASS A)
Unit Value:
  Beginning of Period..............    1.253      1.445      1.321      1.036      2.052      1.783      1.440
  End of Period....................    1.449      1.253      1.445      1.321      1.036      2.052      1.783
Number of Units Outstanding at End
  of Period (in thousands).........   10,677     12,130     14,704     17,389     20,487     25,700     30,472

DWS DREMAN FINANCIAL SERVICES VIP
  (CLASS A)
(MERGED INTO THE DWS DREMAN HIGH
  RETURN EQUITY VIP (CLASS A) ON
  SEPTEMBER 15, 2006; NAME CHANGED
  TO THE DWS STRATEGIC VALUE VIP
  (CLASS A) ON JUNE 1, 209; NAME
  CHANGED TO THE DWS LARGE CAP
  VALUE VIP (CLASS A) ON APRIL 29,
  2011)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A        N/A        N/A        N/A      1.322
  End of Period....................      N/A        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A        N/A        N/A        N/A        N/A

DWS SMALL MID CAP VALUE VIP
  (CLASS A)
(NAME CHANGED FROM DWS DREMAN SMALL
  MID CAP VALUE (CLASS A) ON
  MAY 1, 2013)
Unit Value:
  Beginning of Period..............    2.533      2.735      2.254      1.762      2.685      2.642      2.143
  End of Period....................    2.841      2.533      2.735      2.254      1.762      2.685      2.642
Number of Units Outstanding at End
  of Period (in thousands).........   16,767     18,965     22,245     25,654     29,570     36,991     43,399

                                        YEAR ENDED DECEMBER 31ST
                                     ------------------------------
SUB-ACCOUNT                            2005       2004       2003
-----------                          --------   --------   --------
DWS CORE FIXED INCOME VIP
  (CLASS A)
(MERGED INTO THE DWS BOND VIP
  (CLASS A) ON APRIL 30, 2012)
  Unit Value:
  Beginning of Period..............    1.425      1.383      1.334
  End of Period....................    1.436      1.425      1.383
Number of Units Outstanding at End
  of Period (in thousands).........   49,296     57,078     66,674
DWS DAVIS VENTURE VALUE VIP
  (CLASS A)
(MERGED INTO THE DWS LARGE CAP
  VALUE VIP (CLASS A) ON APRIL 27,
  2009)
Unit Value:
  Beginning of Period..............    1.103      1.000      0.781
  End of Period....................    1.192      1.103      1.000
Number of Units Outstanding at End
  of Period (in thousands).........   50,725     54,625     53,580
DWS DIVERSIFIED INTERNATIONAL
  EQUITY VIP (CLASS A)
Unit Value:
  Beginning of Period..............    1.276      1.094      0.855
  End of Period....................    1.440      1.276      1.094
Number of Units Outstanding at End
  of Period (in thousands).........   34,719     38,352     38,494
DWS DREMAN FINANCIAL SERVICES VIP
  (CLASS A)
(MERGED INTO THE DWS DREMAN HIGH
  RETURN EQUITY VIP (CLASS A) ON
  SEPTEMBER 15, 2006; NAME CHANGED
  TO THE DWS STRATEGIC VALUE VIP
  (CLASS A) ON JUNE 1, 209; NAME
  CHANGED TO THE DWS LARGE CAP
  VALUE VIP (CLASS A) ON APRIL 29,
  2011)
Unit Value:
  Beginning of Period..............    1.342      1.215      0.962
  End of Period....................    1.322      1.342      1.215
Number of Units Outstanding at End
  of Period (in thousands).........   22,892     28,813     33,869
DWS SMALL MID CAP VALUE VIP
  (CLASS A)
(NAME CHANGED FROM DWS DREMAN SMALL
  MID CAP VALUE (CLASS A) ON
  MAY 1, 2013)
Unit Value:
  Beginning of Period..............    1.971      1.586      1.133
  End of Period....................    2.143      1.971      1.586
Number of Units Outstanding at End
  of Period (in thousands).........   54,103     66,158     71,093

                                                              YEAR ENDED DECEMBER 31ST
                                     --------------------------------------------------------------------------
SUB-ACCOUNT                            2012       2011       2010       2009       2008       2007       2006
-----------                          --------   --------   --------   --------   --------   --------   --------

DWS EQUITY 500 INDEX VIP (CLASS A)
Unit Value:
  Beginning of Period..............    0.944      0.940      0.831      0.667      1.077      1.037      0.911
  End of Period....................    1.077      0.944      0.940      0.831      0.667      1.077      1.037
Number of Units Outstanding at End
  of Period (in thousands).........   31,143     35,423     41,778     49,591     56,523     67,369     82,444

DWS GLOBAL INCOME BUILDER VIP
  (CLASS A)
(NAME CHANGED FROM THE DWS BALANCED
  VIP (CLASS A) ON MAY 1, 2012)
Unit Value:
  Beginning of Period..............    1.463      1.505      1.372      1.128      1.574      1.522      1.401
  End of Period....................    1.630      1.463      1.505      1.372      1.128      1.574      1.522
Number of Units Outstanding at End
  of Period (in thousands).........   32,178     36,965     42,897     50,688     60,267     76,991     91,858

DWS GLOBAL SMALL CAP GROWTH VIP
  (CLASS A)
(NAME CHANGED FROM THE DWS GLOBAL
  OPPORTUNITIES VIP (CLASS A) ON
  MAY 2, 2011)
Unit Value:
  Beginning of Period..............    1.853      2.086      1.670      1.143      2.317      2.149      1.785
  End of Period....................    2.108      1.853      2.086      1.670      1.143      2.317      2.149
Number of Units Outstanding at End
  of Period (in thousands).........    9,450     11,283     13,797     16,008     17,680     21,475     26,819

DWS GLOBAL GROWTH VIP (CLASS A)
(NAME CHANGED FROM THE DWS GLOBAL
  THEMATIC VIP (CLASS A) ON MAY 1,
  2013)
Unit Value:
  Beginning of Period..............    1.322      1.566      1.398      0.986      1.913      1.826      1.423
  End of Period....................    1.546      1.322      1.566      1.398      0.986      1.913      1.826
Number of Units Outstanding at End
  of Period (in thousands).........    9,536     11,120     14,001     15,273     17,181     20,835     24,886

DWS GOVERNMENT & AGENCY SECURITIES
  VIP (CLASS A)
  Unit Value:
  Beginning of Period..............    1.898      1.791      1.704      1.599      1.545      1.479      1.440
  End of Period....................    1.926      1.898      1.791      1.704      1.599      1.545      1.479
Number of Units Outstanding at End
  of Period (in thousands).........   20,688     25,403     31,755     38,625     46,509     49,953     55,362

                                        YEAR ENDED DECEMBER 31ST
                                     ------------------------------
SUB-ACCOUNT                            2005       2004       2003
-----------                          --------   --------   --------
DWS EQUITY 500 INDEX VIP (CLASS A)
Unit Value:
  Beginning of Period..............    0.883      0.811      0.643
  End of Period....................    0.911      0.883      0.811
Number of Units Outstanding at End
  of Period (in thousands).........   96,115    112,590    120,291
DWS GLOBAL INCOME BUILDER VIP
  (CLASS A)
(NAME CHANGED FROM THE DWS BALANCED
  VIP (CLASS A) ON MAY 1, 2012)
Unit Value:
  Beginning of Period..............    1.362      1.293      1.112
  End of Period....................    1.401      1.362      1.293
Number of Units Outstanding at End
  of Period (in thousands).........  112,219    136,894    158,329
DWS GLOBAL SMALL CAP GROWTH VIP
  (CLASS A)
(NAME CHANGED FROM THE DWS GLOBAL
  OPPORTUNITIES VIP (CLASS A) ON
  MAY 2, 2011)
Unit Value:
  Beginning of Period..............    1.532      1.260      0.857
  End of Period....................    1.785      1.532      1.260
Number of Units Outstanding at End
  of Period (in thousands).........   29,183     31,147     30,661
DWS GLOBAL GROWTH VIP (CLASS A)
(NAME CHANGED FROM THE DWS GLOBAL
  THEMATIC VIP (CLASS A) ON MAY 1,
  2013)
Unit Value:
  Beginning of Period..............    1.174      1.037      0.815
  End of Period....................    1.423      1.174      1.037
Number of Units Outstanding at End
  of Period (in thousands).........   20,131     20,878     20,336
DWS GOVERNMENT & AGENCY SECURITIES
  VIP (CLASS A)
  Unit Value:
  Beginning of Period..............    1.424      1.392      1.381
  End of Period....................    1.440      1.424      1.392
Number of Units Outstanding at End
  of Period (in thousands).........   65,750     79,487    109,356

                                                              YEAR ENDED DECEMBER 31ST
                                     --------------------------------------------------------------------------
SUB-ACCOUNT                            2012       2011       2010       2009       2008       2007       2006
-----------                          --------   --------   --------   --------   --------   --------   --------

DWS HEALTH CARE VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH
  VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period..............      N/A      1.386      1.299      1.079      1.424      1.276      1.219
  End of Period....................      N/A        N/A      1.386      1.299      1.079      1.424      1.276
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A      6,881      8,112     10,687     12,122     14,794

DWS HIGH INCOME VIP (CLASS A)
Unit Value:
  Beginning of Period..............    1.827      1.784      1.587      1.150      1.533      1.540      1.414
  End of Period....................    2.070      1.827      1.784      1.587      1.150      1.533      1.540
Number of Units Outstanding at End
  of Period (in thousands).........   22,678     26,256     31,555     38,234     42,139     49,101     67,251

DWS INTERNATIONAL VIP (CLASS A)
Unit Value:
  Beginning of Period..............    0.818      0.996      0.994      0.755      1.479      1.309      1.054
  End of Period....................    0.974      0.818      0.996      0.994      0.755      1.479      1.309
Number of Units Outstanding at End
  of Period (in thousands).........   12,382     14,431     16,993     19,050     22,039     27,239     31,793

DWS JANUS GROWTH & INCOME VIP
  (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH
  VIP (CLASS A) ON APRIL 27, 2009)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A      0.677      1.170      1.113      1.041
  End of Period....................      N/A        N/A        N/A        N/A      0.677      1.170      1.113
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A        N/A     29,908     36,464     43,738

DWS JANUS GROWTH OPPORTUNITIES VIP
  (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH
  VIP (CLASS A) ON DECEMBER 8,
  2006)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A        N/A        N/A        N/A      0.769
  End of Period....................      N/A        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A        N/A        N/A        N/A        N/A

                                        YEAR ENDED DECEMBER 31ST
                                     ------------------------------
SUB-ACCOUNT                            2005       2004       2003
-----------                          --------   --------   --------
DWS HEALTH CARE VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH
  VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period..............    1.139      1.055      0.800
  End of Period....................    1.219      1.139      1.055
Number of Units Outstanding at End
  of Period (in thousands).........   17,848     20,688     23,181
DWS HIGH INCOME VIP (CLASS A)
Unit Value:
  Beginning of Period..............    1.381      1.245      1.014
  End of Period....................    1.414      1.381      1.245
Number of Units Outstanding at End
  of Period (in thousands).........   79,756     97,566    120,130
DWS INTERNATIONAL VIP (CLASS A)
Unit Value:
  Beginning of Period..............    0.921      0.801      0.636
  End of Period....................    1.054      0.921      0.801
Number of Units Outstanding at End
  of Period (in thousands).........   34,104     36,810     40,727
DWS JANUS GROWTH & INCOME VIP
  (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH
  VIP (CLASS A) ON APRIL 27, 2009)
Unit Value:
  Beginning of Period..............    0.942      0.857      0.696
  End of Period....................    1.041      0.942      0.857
Number of Units Outstanding at End
  of Period (in thousands).........   53,123     57,039     65,699
DWS JANUS GROWTH OPPORTUNITIES VIP
  (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH
  VIP (CLASS A) ON DECEMBER 8,
  2006)
Unit Value:
  Beginning of Period..............    0.724      0.652      0.522
  End of Period....................    0.769      0.724      0.652
Number of Units Outstanding at End
  of Period (in thousands).........   46,197     53,672     60,325

                                                              YEAR ENDED DECEMBER 31ST
                                     --------------------------------------------------------------------------
SUB-ACCOUNT                            2012       2011       2010       2009       2008       2007       2006
-----------                          --------   --------   --------   --------   --------   --------   --------

DWS LARGE CAP VALUE VIP (CLASS A)
Unit Value:
  Beginning of Period..............    2.020      2.050      1.877      1.518      2.421      2.170      1.907
  End of Period....................    2.187      2.020      2.050      1.877      1.518      2.421      2.170
Number of Units Outstanding at End
  of Period (in thousands).........   44,022     52,236     28,548     33,115     21,030     27,166     33,240

DWS MFS STRATEGIC VALUE VIP
  (CLASS A)
(MERGED INTO THE DWS DREMAN HIGH
  RETURN EQUITY SERVICES VIP
  (CLASS A) ON SEPTEMBER 15, 2006;
  NAME CHANGED TO THE DWS STRATEGIC
  VALUE VIP (CLASS A) ON JUNE 1,
  2009; NAME CHANGED TO THE DWS
  LARGE CAP VALUE VIP (CLASS A) ON
  APRIL 29, 2011)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A        N/A        N/A        N/A      0.769
  End of Period....................      N/A        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A        N/A        N/A        N/A        N/A

DWS MID CAP GROWTH VIP (CLASS A)
(MERGED INTO THE DWS SMALL CAP
  GROWTH VIP (CLASS A) ON
  APRIL 29, 2011)
Unit Value:
  Beginning of Period..............      N/A      1.079      0.855      0.606      1.230      1.152      1.053
  End of Period....................      N/A        N/A      1.079      0.855      0.606      1.230      1.152
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A      7,919      8,487      9,812     11,300     13,386

DWS MONEY MARKET VIP (CLASS A)
Unit Value:
  Beginning of Period..............    1.244      1.261      1.279      1.293      1.278      1.235      1.196
  End of Period....................    1.226      1.244      1.261      1.279      1.293      1.278      1.235
Number of Units Outstanding at End
  of Period (in thousands).........   30,310     34,013     34,513     42,153     59,626     58,844     54,082

DWS OAK STRATEGIC EQUITY VIP
  (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH
  VIP (CLASS A) ON DECEMBER 8,
  2006)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A        N/A        N/A        N/A      0.625
  End of Period....................      N/A        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A        N/A        N/A        N/A        N/A

                                        YEAR ENDED DECEMBER 31ST
                                     ------------------------------
SUB-ACCOUNT                            2005       2004       2003
-----------                          --------   --------   --------
DWS LARGE CAP VALUE VIP (CLASS A)
Unit Value:
  Beginning of Period..............    1.897      1.748      1.337
  End of Period....................    1.907      1.897      1.748
Number of Units Outstanding at End
  of Period (in thousands).........   40,803     49,127     58,024
DWS MFS STRATEGIC VALUE VIP
  (CLASS A)
(MERGED INTO THE DWS DREMAN HIGH
  RETURN EQUITY SERVICES VIP
  (CLASS A) ON SEPTEMBER 15, 2006;
  NAME CHANGED TO THE DWS STRATEGIC
  VALUE VIP (CLASS A) ON JUNE 1,
  2009; NAME CHANGED TO THE DWS
  LARGE CAP VALUE VIP (CLASS A) ON
  APRIL 29, 2011)
Unit Value:
  Beginning of Period..............    0.724      0.652      0.522
  End of Period....................    0.769      0.724      0.652
Number of Units Outstanding at End
  of Period (in thousands).........   46,197     53,672     60,325
DWS MID CAP GROWTH VIP (CLASS A)
(MERGED INTO THE DWS SMALL CAP
  GROWTH VIP (CLASS A) ON
  APRIL 29, 2011)
Unit Value:
  Beginning of Period..............    0.928      0.906      0.685
  End of Period....................    1.053      0.928      0.906
Number of Units Outstanding at End
  of Period (in thousands).........   14,814     17,086     20,572
DWS MONEY MARKET VIP (CLASS A)
Unit Value:
  Beginning of Period..............    1.180      1.186      1.194
  End of Period....................    1.196      1.180      1.186
Number of Units Outstanding at End
  of Period (in thousands).........   61,161     68,139     99,559
DWS OAK STRATEGIC EQUITY VIP
  (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH
  VIP (CLASS A) ON DECEMBER 8,
  2006)
Unit Value:
  Beginning of Period..............    0.660      0.661      0.447
  End of Period....................    0.625      0.660      0.661
Number of Units Outstanding at End
  of Period (in thousands).........   16,253     20,441     21,297

                                                              YEAR ENDED DECEMBER 31ST
                                     --------------------------------------------------------------------------
SUB-ACCOUNT                            2012       2011       2010       2009       2008       2007       2006
-----------                          --------   --------   --------   --------   --------   --------   --------

DWS SMALL CAP GROWTH VIP (CLASS A)
Unit Value:
  Beginning of Period..............    1.129      1.192      0.934      0.674      1.353      1.292      1.245
  End of Period....................    1.273      1.129      1.192      0.934      0.674      1.353      1.292
Number of Units Outstanding at End
  of Period (in thousands).........   24,295     28,374     17,035     19,899     23,235     27,285     34,660

DWS STRATEGIC VALUE VIP (CLASS A)
(MERGED INTO THE DWS LARGE CAP
  VALUE VIP (CLASS A) ON APRIL 29,
  2011)
Unit Value:
  Beginning of Period..............      N/A      1.199      1.080      0.874      1.642      1.697      1.449
  End of Period....................      N/A        N/A      1.199      1.080      0.874      1.642      1.697
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A     58,791     71,042     84,954    105,329    132,090

DWS TECHNOLOGY VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH
  VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period..............      N/A      0.942      0.805      0.509      0.960      0.852      0.857
  End of Period....................      N/A        N/A      0.942      0.805      0.509      0.960      0.852
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A     21,689     26,337     29,728     37,450     44,278

DWS TURNER MID CAP GROWTH VIP
  (CLASS A)
(MERGED INTO THE DWS SMALL CAP
  GROWTH VIP (CLASS A) ON
  APRIL 29, 2011)
Unit Value:
  Beginning of Period..............      N/A      1.259      0.990      0.669      1.344      1.084      1.032
  End of Period....................      N/A        N/A      1.259      0.990      0.669      1.344      1.084
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A     11,200     12,114     13,046     15,311     19,321

DWS UNCONSTRAINED INCOME VIP
  (CLASS A)
(NAME CHANGED FROM THE DWS
  STRATEGIC INCOME VIP (CLASS A) ON
  SEPTEMBER 22, 2011)
Unit Value:
  Beginning of Period..............    1.899      1.829      1.685      1.393      1.531      1.473      1.371
  End of Period....................    2.117      1.899      1.829      1.685      1.393      1.531      1.473
Number of Units Outstanding at End
  of Period (in thousands).........   11,506     13,313     15,512     16,099     17,120     21,043     19,739

                                        YEAR ENDED DECEMBER 31ST
                                     ------------------------------
SUB-ACCOUNT                            2005       2004       2003
-----------                          --------   --------   --------
DWS SMALL CAP GROWTH VIP (CLASS A)
Unit Value:
  Beginning of Period..............    1.179      1.077      0.822
  End of Period....................    1.245      1.179      1.077
Number of Units Outstanding at End
  of Period (in thousands).........   40,451     42,214     51,463
DWS STRATEGIC VALUE VIP (CLASS A)
(MERGED INTO THE DWS LARGE CAP
  VALUE VIP (CLASS A) ON APRIL 29,
  2011)
Unit Value:
  Beginning of Period..............    1.362      1.211      0.931
  End of Period....................    1.449      1.362      1.211
Number of Units Outstanding at End
  of Period (in thousands).........  132,600    146,873    161,745
DWS TECHNOLOGY VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH
  VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period..............    0.838      0.834      0.577
  End of Period....................    0.857      0.838      0.834
Number of Units Outstanding at End
  of Period (in thousands).........   55,324     64,797     78,219
DWS TURNER MID CAP GROWTH VIP
  (CLASS A)
(MERGED INTO THE DWS SMALL CAP
  GROWTH VIP (CLASS A) ON
  APRIL 29, 2011)
Unit Value:
  Beginning of Period..............    0.936      0.855      0.584
  End of Period....................    1.032      0.936      0.855
Number of Units Outstanding at End
  of Period (in thousands).........   22,040     22,412     26,882
DWS UNCONSTRAINED INCOME VIP
  (CLASS A)
(NAME CHANGED FROM THE DWS
  STRATEGIC INCOME VIP (CLASS A) ON
  SEPTEMBER 22, 2011)
Unit Value:
  Beginning of Period..............    1.358      1.268      1.192
  End of Period....................    1.371      1.358      1.268
Number of Units Outstanding at End
  of Period (in thousands).........   19,539     20,890     22,654

                                                              YEAR ENDED DECEMBER 31ST
                                     --------------------------------------------------------------------------
SUB-ACCOUNT                            2012       2011       2010       2009       2008       2007       2006
-----------                          --------   --------   --------   --------   --------   --------   --------

GOLDMAN SACHS VIT GLOBAL MARKETS
  NAVIGATOR FUND (SERVICE SHARES)
(INVESTMENT OPTION ADDED ON
  MAY 22, 2012)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period....................    1.047        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
  of Period (in thousands).........        3        N/A        N/A        N/A        N/A        N/A        N/A

INVESCO V.I. UTILITIES FUND
  (SERIES I SHARES)
(NAME CHANED FROM THE AIM V.I.
  UTILITIES FUND (SERIES I SHARES)
  ON APRIL 30, 2010)
Unit Value:
  Beginning of Period..............    1.157      1.008      0.961      0.848      1.272      1.069      0.864
  End of Period....................    1.182      1.157      1.008      0.961      0.848      1.272      1.069
Number of Units Outstanding at End
  of Period (in thousands).........    6,692      8,095      8,341      9,404     11,320     12,976     14,422

SVS DREMAN FINANCIAL SERVICES
  PORTFOLIO (CLASS A)
(MERGED INTO THE DWS DREMAN
  FINANCIAL SERVICES VIP (CLASS A)
  ON FEBRUARY 3, 2006; MERGED INTO
  THE DWS DREMAN HIGH RETURN EQUITY
  VIP (CLASS A) ON SEPTEMBER 15,
  2006; NAME CHANGED TO THE DWS
  STRATEGIC VALUE VIP (CLASS A) ON
  JUNE 1, 209; NAME CHANGED TO THE
  DWS LARGE CAP VALUE VIP
  (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A        N/A        N/A        N/A      1.322
  End of Period....................      N/A        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A        N/A        N/A        N/A        N/A

SVS EAGLE FOCUSED LARGE CAP GROWTH
  PORTFOLIO (CLASS A)
(MERGED INTO THE SCUDDER CAPITAL
  GROWTH PORTFOLIO (CLASS A) ON
  APRIL 29, 2005)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period....................      N/A        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A        N/A        N/A        N/A        N/A

                                        YEAR ENDED DECEMBER 31ST
                                     ------------------------------
SUB-ACCOUNT                            2005       2004       2003
-----------                          --------   --------   --------
GOLDMAN SACHS VIT GLOBAL MARKETS
  NAVIGATOR FUND (SERVICE SHARES)
(INVESTMENT OPTION ADDED ON
  MAY 22, 2012)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A
  End of Period....................      N/A        N/A        N/A
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A
INVESCO V.I. UTILITIES FUND
  (SERIES I SHARES)
(NAME CHANED FROM THE AIM V.I.
  UTILITIES FUND (SERIES I SHARES)
  ON APRIL 30, 2010)
Unit Value:
  Beginning of Period..............    0.750      0.616      0.532
  End of Period....................    0.864      0.750      0.616
Number of Units Outstanding at End
  of Period (in thousands).........   14,983     11,875     10,174
SVS DREMAN FINANCIAL SERVICES
  PORTFOLIO (CLASS A)
(MERGED INTO THE DWS DREMAN
  FINANCIAL SERVICES VIP (CLASS A)
  ON FEBRUARY 3, 2006; MERGED INTO
  THE DWS DREMAN HIGH RETURN EQUITY
  VIP (CLASS A) ON SEPTEMBER 15,
  2006; NAME CHANGED TO THE DWS
  STRATEGIC VALUE VIP (CLASS A) ON
  JUNE 1, 209; NAME CHANGED TO THE
  DWS LARGE CAP VALUE VIP
  (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period..............    1.342      1.215      0.962
  End of Period....................    1.322      1.342      1.215
Number of Units Outstanding at End
  of Period (in thousands).........   22,892     28,813     33,869
SVS EAGLE FOCUSED LARGE CAP GROWTH
  PORTFOLIO (CLASS A)
(MERGED INTO THE SCUDDER CAPITAL
  GROWTH PORTFOLIO (CLASS A) ON
  APRIL 29, 2005)
Unit Value:
  Beginning of Period..............    0.837      0.834      0.668
  End of Period....................      N/A      0.837      0.834
Number of Units Outstanding at End
  of Period (in thousands).........      N/A     26,100     27,042

                                                              YEAR ENDED DECEMBER 31ST
                                     --------------------------------------------------------------------------
SUB-ACCOUNT                            2012       2011       2010       2009       2008       2007       2006
-----------                          --------   --------   --------   --------   --------   --------   --------

SVS FOCUS VALUE AND GROWTH
  PORTFOLIO (CLASS A)
(MERGED INTO THE SCUDDER GROWTH AND
  INCOME PORTFOLIO (CLASS A) ON
  APRIL 29, 2005)
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period....................      N/A        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A        N/A        N/A        N/A        N/A

SVS INDEX 500 PORTFOLIO (CLASS A)
(MERGED INTO THE SCUDDER VIT EQUITY
  500 INDEX PORTFOLIO (CLASS A) ON
  SEPTEMBER 15, 2005; NAME CHANGED
  TO THE DWS VIT EQUITY 500 INDEX
  VIP (CLASS A))
Unit Value:
  Beginning of Period..............      N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period....................      N/A        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
  of Period (in thousands).........      N/A        N/A        N/A        N/A        N/A        N/A        N/A

THE DREYFUS SOCIALLY RESPONSIBLE
  GROWTH FUND, INC. (INITIAL
  SHARES)
(CLOSED TO NEW PAYMENT ALLOCATIONS
  OR TRANSFERS ON NOVEMBER 15,
  2010)
Unit Value:
  Beginning of Period..............    0.806      0.811      0.716      0.543      0.840      0.790      0.734
  End of Period....................    0.890      0.806      0.811      0.716      0.543      0.840      0.790
Number of Units Outstanding at End
  of Period (in thousands).........    2,246      2,743      3,349      3,962      4,323      5,792      7,248

                                        YEAR ENDED DECEMBER 31ST
                                     ------------------------------
SUB-ACCOUNT                            2005       2004       2003
-----------                          --------   --------   --------
SVS FOCUS VALUE AND GROWTH
  PORTFOLIO (CLASS A)
(MERGED INTO THE SCUDDER GROWTH AND
  INCOME PORTFOLIO (CLASS A) ON
  APRIL 29, 2005)
Unit Value:
  Beginning of Period..............      N/A      1.264      0.966
  End of Period....................      N/A      1.387      1.264
Number of Units Outstanding at End
  of Period (in thousands).........      N/A     38,331     47,813
SVS INDEX 500 PORTFOLIO (CLASS A)
(MERGED INTO THE SCUDDER VIT EQUITY
  500 INDEX PORTFOLIO (CLASS A) ON
  SEPTEMBER 15, 2005; NAME CHANGED
  TO THE DWS VIT EQUITY 500 INDEX
  VIP (CLASS A))
Unit Value:
  Beginning of Period..............    0.883      0.811      0.643
  End of Period....................      N/A      0.883      0.811
Number of Units Outstanding at End
  of Period (in thousands).........      N/A    112,590    120,291
THE DREYFUS SOCIALLY RESPONSIBLE
  GROWTH FUND, INC. (INITIAL
  SHARES)
(CLOSED TO NEW PAYMENT ALLOCATIONS
  OR TRANSFERS ON NOVEMBER 15,
  2010)
Unit Value:
  Beginning of Period..............    0.718      0.686      0.552
  End of Period....................    0.734      0.718      0.686
Number of Units Outstanding at End
  of Period (in thousands).........    9,175     10,121     11,901

                                   APPENDIX E
     DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

Effective January 31, 2002, the Company terminated the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination does not affect M-GAP Riders issued prior to January 31, 2002 except that Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

The M-GAP Rider provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

(a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract Anniversary that the M-GAP Benefit Base is being determined;

(b) the Accumulated Value on the effective date of the Rider accumulated daily at an effective annual yield of 5% plus gross payments made thereafter accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

(c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                            Amount of the withdrawal
             -----------------------------------------------------
             Accumulated Value determined immediately prior to the
                                   Withdrawal

EXERCISING THE M-GAP RIDER.

    - The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

    - The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

    - The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

TERMINATING THE M-GAP RIDER.

The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider. The Owner may terminate the Rider at any time after the seventh Contract anniversary following the effective date of the Rider. The Rider will terminate automatically upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT in the Prospectus.

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed for 10 years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

      CONTRACT              MINIMUM             MINIMUM
     ANNIVERSARY          GUARANTEED           GUARANTEED
     AT EXERCISE         BENEFIT BASE       ANNUAL INCOME(1)
---------------------   ---------------   --------------------
         10                $162,889             $12,153
         15                $207,892             $17,695

       -------------------------------

       (1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 years are available. See "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

The M-GAP Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on guaranteed actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by applying the then current annuity factors. Therefore, the Rider should be regarded as providing a guarantee of a minimum amount of annuity income. As described above, withdrawals will reduce the benefit base.

                                      E-2